UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22558

BROOKFIELD INVESTMENT FUNDS

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD INVESTMENT FUNDS

BROOKFIELD PLACE

250 VESEY STREET 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: December 31, 2014

Date of reporting period: December 31, 2014

Item 1. Reports to Stockholders.

Brookfield Investment Management
2014
ANNUAL REPORT
December 31, 2014
Brookfield Global Listed Infrastructure Fund
Brookfield Global Listed Real Estate Fund
Brookfield U.S. Listed Real Estate Fund
Brookfield Real Assets Securities Fund

IN PROFILE
Brookfield Asset Management Inc. is a global alternative asset manager with over $200 billion in assets under management as of December 31, 2014. Brookfield has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds and various commingled vehicles.
Brookfield’s public market activities are conducted by Brookfield Investment Management, a registered investment adviser. These activities complement Brookfield’s core competencies and include global listed real estate and infrastructure equities, corporate credit and securitized credit strategies. Headquartered in New York, NY, Brookfield Investment Management also maintains offices and investment teams in Toronto, Chicago and Boston and has over $18 billion of assets under management as of December 31, 2014.

This report is for shareholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED
© Copyright 2014. Brookfield Investment Management Inc.

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Letter to Shareholders

Dear Shareholders,
I am pleased to provide the Annual Report for Brookfield Global Listed Infrastructure Fund (the “Infrastructure Fund”), Brookfield Global Listed Real Estate Fund (the “Global Real Estate Fund”), Brookfield U.S. Listed Real Estate Fund (the “U.S. Real Estate Fund”) for the year ended December 31, 2014 and the Brookfield Real Assets Securities Fund (the “Real Assets Fund”) (each a “Fund” and, collectively, the “Funds”) for the period from November 19, 2014 (commencement of operations) to December 31, 2014.
Volatility returned to capital markets during 2014, driven by concerns over slowing global economic growth and a dramatic fall in the price of crude oil, which declined by nearly 50% in the latter half of the year. Signs of anemic growth in Europe and a continued deceleration in China weighed on investor sentiment over the period and led to negative revisions to future economic growth forecasts. Slowing demand also led the Organization of the Petroleum Exporting Countries (OPEC) to raise production levels sharply in order to protect market share in an increasingly competitive oil market. Although lower oil prices should prove beneficial for consumers in oil-importing countries and regions, the pronounced decline in commodity prices served to reinforce concerns over the health of the global economy.
The U.S. remained a bright spot amid challenging global market conditions. Economic data points in the U.S. reflected healthy levels of growth, including continued expansion of the labor market as well as manufacturing production and services. While the implications of lower oil prices on the U.S. oil and gas industry and the economy as a whole have yet to be seen, the U.S. appears to be advancing more quickly through the economic recovery cycle than many other developed markets.
Against this backdrop, the 10-year U.S. Treasury rate declined by 87 basis points over the period, ending the year at 2.17%. Within a volatile market environment, investors sought the safety of yield, which led the 10-year Treasury to briefly move below 2.0% during intraday trading in October, a level that had not been observed since June 2013. Looking ahead, the divergence of growth among developed economies will likely continue to foster varying levels of accommodative monetary policy across the globe. In the U.S., the Federal Reserve officially announced the end of its quantitative easing program during the latter half of 2014, leading market participants to anticipate a modest increase in the federal funds rate at some point in 2015. Conversely, the Bank of Japan announced plans to undertake additional asset purchases in order to stimulate growth, the European Central Bank is expected to implement further quantitative easing initiatives in 2015 and anticipation remains high for further stimulus activity in China. Given this recent activity, we expect interest rates to remain low in the near term.
In addition to performance information, this report provides the Funds’ audited financial statements as of December 31, 2014.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfieldim.com for more information. Thank you for your support.
Sincerely,
Brian F. Hurley
President
2014 Annual Report1

Letter to Shareholders (continued)

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2014 and subject to change based on subsequent developments. Must be preceded or accompanied by a prospectus. Quasar Distributors, LLC is the distributor of Brookfield Investment Funds.
Mutual fund investing involves risk. Principal loss is possible. Investors should be aware of the risks involved with investing in a fund concentrating in REITs and real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Investments in infrastructure entities involve greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities.
2Brookfield Investment Management Inc.

About Your Fund’s Expenses

As a shareholder of a fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.
Actual Fund Return
The table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical account values and hypothetical expenses, which is not the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and the other funds. To do so, compare this 5% hypothetical example with hypothetical examples that appear in shareholders’ reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs overall would have been higher.
	Annualized Expense Ratio	Beginning Account Value (07/01/14)	Ending Account Value (12/31/14)	Expenses Paid During Period (07/01/14– 12/31/14) (1)
INFRASTRUCTURE FUND
Actual
Class A Shares	1.35%	$1,000.00	$ 928.90	$ 6.56
Class C Shares	2.10%	1,000.00	924.90	10.19
Class Y Shares	1.10%	1,000.00	929.80	5.35
Class I Shares	1.10%	1,000.00	929.80	5.35
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.35%	1,000.00	1,018.40	6.87
Class C Shares	2.10%	1,000.00	1,014.62	10.66
Class Y Shares	1.10%	1,000.00	1,019.66	5.60
Class I Shares	1.10%	1,000.00	1,019.66	5.60
2014 Annual Report3

About Your Fund’s Expenses

	Annualized Expense Ratio	Beginning Account Value (07/01/14)	Ending Account Value (12/31/14)	Expenses Paid During Period (07/01/14– 12/31/14) (1)
GLOBAL REAL ESTATE FUND
Actual
Class A Shares	1.20%	$1,000.00	$1,036.10	$ 6.16
Class C Shares	1.95%	1,000.00	1,031.50	9.98
Class Y Shares	0.95%	1,000.00	1,036.70	4.88
Class I Shares	0.95%	1,000.00	1,037.50	4.88
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.20%	1,000.00	1,019.16	6.11
Class C Shares	1.95%	1,000.00	1,015.38	9.91
Class Y Shares	0.95%	1,000.00	1,020.42	4.84
Class I Shares	0.95%	1,000.00	1,020.42	4.84
U.S. REAL ESTATE FUND
Actual
Class A Shares	1.20%	$1,000.00	$1,091.50	$ 6.33
Class C Shares	1.95%	1,000.00	1,087.40	10.26
Class Y Shares	0.95%	1,000.00	1,092.50	5.01
Class I Shares	0.95%	1,000.00	1,092.50	5.01
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.20%	1,000.00	1,019.16	6.11
Class C Shares	1.95%	1,000.00	1,015.38	9.91
Class Y Shares	0.95%	1,000.00	1,020.42	4.84
Class I Shares	0.95%	1,000.00	1,020.42	4.84

	Annualized Expense Ratio	Beginning Account Value (11/19/14)	Ending Account Value (12/31/14)	Expenses Paid During Period (11/19/14– 12/31/14) (2)
REAL ASSETS FUND
Actual
Class A Shares	1.35%	$1,000.00	$974.50	$1.53
Class C Shares	2.10%	1,000.00	973.70	2.38
Class Y Shares	1.10%	1,000.00	974.90	1.25
Class I Shares	1.10%	1,000.00	973.90	1.25

	Annualized Expense Ratio	Beginning Account Value (07/01/14)	Ending Account Value (12/31/14)	Expenses Paid During Period (07/01/14– 12/31/14) (1)
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.35%	$1,000.00	1,018.40	$ 6.87
Class C Shares	2.10%	1,000.00	1,014.62	10.66
Class Y Shares	1.10%	1,000.00	1,019.66	5.60
Class I Shares	1.10%	1,000.00	1,019.66	5.60
(1)	Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect a six-month period).
(2)	Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 42/365 (to reflect a 42 day period). The Fund commenced operations on November 19, 2014.
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Brookfield Global Listed Infrastructure Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
By sector, pipelines and toll roads were the leading detractors relative to the Dow Jones Brookfield Global Infrastructure Composite Index1 (the “Benchmark”) due to stock selection.2 Our underweight position in the electricity transmission & distribution sector, the Benchmark’s strongest-performing sector for the year, was also a meaningful detractor from relative performance. In anticipation of rising interest rates, the portfolio maintained a significant underweight to slower-growing, higher-yielding “bond proxies,” including companies in the electricity transmission & distribution sector. Slowing global growth and falling interest rates led bond proxies to outperform. The Fund’s strongest relative contributor was an allocation to the non-Benchmark rail sector, as rail companies benefitted from the strengthening U.S. economy. In addition, stock selection within the midstream sector provided positive performance versus the Benchmark.
By region, Asia Pacific and Continental Europe were the largest detractors from relative performance as a result of stock selection. In terms of individual countries, China was the weakest performer relative to the Benchmark due to stock selection and an overweight allocation to the underperforming country. Brazil was also a meaningful detractor from relative performance. The country struggled throughout the year with slowing growth, increasing inflation, droughts and uncertainty around their presidential election in October. Canada was the leading contributor by country due to stock selection and an overweight allocation to the outperforming country. Hong Kong also contributed to relative performance, driven by an underweight allocation to the underperforming country.
In terms of individual securities, non-Benchmark holding KunLun Energy Co. Ltd. (HKG: 0135) (China, pipelines) was the largest detractor from relative performance. In September, KunLun announced a reduction in the tariff that the company can charge, triggering a decline in its share price. The second-largest detractor, Beijing Enterprises Holdings Limited (HKG: 0392) (China, pipelines), underperformed due to general weakness in China. The third-largest detractor, non-Benchmark holding Abengoa S.A. (BME: ABG) (Spain, diversified), disclosed balance sheet issues in November that had not been anticipated by the market, leading to a sell-off. The Fund’s largest relative contributor for the year was U.S. Master Limited Partnership (“MLP”) Kinder Morgan Energy Partners, L.P. (U.S., MLP), which was acquired by Kinder Morgan Inc. (NYSE: KMI) (U.S., pipelines) in November. An overweight position in company EQT Midstream Partners LP (NYSE: EQM) (U.S., pipelines) and non-Benchmark holding Union Pacific Corporation (NYSE: UNP) (U.S., rail) also provided strong relative performance for the year.
INFRASTRUCTURE MARKET OVERVIEW AND OUTLOOK
Positive performance for the year, but results vary across regions
Overall, 2014 was a strong year for infrastructure securities, despite the effects of falling oil and natural gas prices on energy infrastructure companies during the second half of the year. For the year ending December 31, 2014, the Dow Jones Brookfield Global Infrastructure Composite Index returned 15.6%, outperforming the MSCI World Index3 by more than 1,000 basis points (bps). All infrastructure sectors were positive for the year, led by electricity transmission & distribution (+22.3%), water (+17.9) and communications (+17.7%), all of which outperformed the broader index. Relative laggards included toll roads (+9.9%), diversified (+5.7%) and ports (+3.4%). MLPs finished up 4.8% for the year, as measured by the Alerian MLP Total Return Index.4However, the MLP sector experienced significant volatility later in the year, finishing the fourth quarter down 12.3%.
Declining crude oil prices dominate headlines
Crude oil prices plunged by almost 50% in 2014, with the price of Brent crude oil ending the year at approximately $55 per barrel, compared with approximately $108 per barrel as of December 31, 2013.5 Amidst declining prices, it was widely hoped that the Organization of Petroleum Exporting Countries (OPEC) would announce explicit production cuts at its meeting in late November in an attempt to stabilize prices. However, OPEC decided not to cut production and changed its stance from defending price to protecting market share against North American producers. As a result of the decision, oil prices plunged, and have since remained volatile. During the fourth quarter, natural gas prices also fell by almost 30%.6 These significant declines in commodity prices led to weak
2014 Annual Report5

Brookfield Global Listed Infrastructure Fund

performance and a lower outlook for energy exploration & production (E&P) companies, which are the customers of energy infrastructure companies.
Corporate merger and acquisition news
There was a broad range of activity during the year, although deals and IPOs tapered off in December amidst the continuing decline in oil and natural gas prices. A few highlights of the year include Exelon Corporation’s (NYSE: EXC) (U.S., utilities) agreement in the second quarter to buy Pepco Holdings Inc. (NYSE: POM) (U.S., utilities) for $6.8 billion, creating one of the largest electric and natural gas utility companies in the U.S. The combined company will serve approximately 10 million customers and maintain a rate base of $26.0 billion. The transaction is expected to close during the second or third quarter of 2015. In October, Williams Partners L.P. (NYSE: WPZ), (U.S., MLP), a diversified MLP focused on natural gas pipelines and processing, announced it had entered into a merger agreement with Access Midstream Partners, L.P. (NYSE: ACMP) (U.S., MLP). The Williams Companies, Inc. (NYSE: WMB) (U.S., midstream) owns a controlling interest in both entities. The $50 billion transaction is expected to close in early 2015 and will create one of the largest MLPs. In November, Kinder Morgan Inc. (NYSE: KMI) (U.S., pipelines) completed its successful consolidation of several of its affiliated MLPs. The completed deal was the largest in the energy sector since Exxon’s merger with Mobil in 1999, and made KMI a single, publically listed company on the NYSE. In December, market activity slowed considerably, but a notable development was an announcement that Veresen Inc. (TSE: VSN) (Canada, pipelines) and private equity firm KKR & Co. have formed a CAD $5 billion pipeline and natural gas gathering joint venture to serve natural gas producers in northern British Columbia.
OUTLOOK
The outlook for most infrastructure sectors is generally positive. We believe that low oil prices will keep inflation under control, allowing central banks to keep interest rates lower for longer. These low rates should be supportive of infrastructure valuations. From a regional perspective, lower oil prices should be positive for GDP growth for oil-importing countries, but negative for countries that rely heavily on oil exports. From a sector perspective, we continue to monitor the potential impact of sustained lower oil prices on our energy infrastructure holdings. Energy infrastructure companies generally do not have significant direct commodity sensitivity, but we remain cognizant that prolonged lower oil prices will likely reduce the growth outlooks and capital expenditures of E&P companies, which in turn will reduce the growth rate of energy infrastructure companies. We believe the portfolio’s energy infrastructure holdings are attractively valued and will realize growth in an environment of lower oil prices. We continue to favor securities that offer a reasonable combination of yield and growth.

[1]	Attribution reflects returns in local currencies.
[2]	As measured by the MSCI World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
[3]	The Dow Jones Brookfield Global Infrastructure Composite Index is calculated and maintained by S&P Dow Jones Indices and comprises infrastructure companies with at least 70% of their annual cash flows derived from owning and operating infrastructure assets, including Master Limited Partnerships. You cannot invest directly in an index.
[4]	The Alerian MLP Total Return Index is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) and is calculated using a float-adjusted, capitalization-weighted methodology. You cannot invest directly in an index.
[5]	Source: U.S. Energy Information Administration.
[6]	Source: U.S. Energy Information Administration.
6Brookfield Investment Management Inc.

Brookfield Global Listed Infrastructure Fund

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2014	1 Year	Since Inception*
Class A Shares (excluding sales charge)	7.27%	15.53%
Class A Shares (including sales charge)	2.21%	13.66%
Class C Shares (excluding sales charge)	6.41%	13.12%
Class C Shares (including sales charge)	5.41%	13.12%
Class Y Shares	7.54%	15.85%
Class I Shares	7.53%	15.87%
Dow Jones Brookfield Global Infrastructure Composite Index	15.63%	16.61%

* Class A was incepted on December 29, 2011, Class C was incepted on May 1, 2012 and Classes Y and I were incepted on December 1, 2011. The Dow Jones Brookfield Global Infrastructure Composite Index references Class I’s inception date.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855.244.4859. The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days. Performance data does not reflect the imposition of the redemption fee and if it had, performance would have been lower. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75% and the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.
As per the prospectus dated April 30, 2014, the Fund’s gross and net expense ratios for Class A is 1.51% and 1.35%, Class C is 2.26% and 2.10%, Class Y is 1.26% and 1.10% and Class I is 1.26% and 1.10%, respectively for the year ended December 31, 2013.
The Adviser has contractually agreed to reimburse the Fund's expenses through May 1, 2015. There is no guarantee that such reimbursement will be continued after that date.
2014 Annual Report7

Brookfield Global Listed Infrastructure Fund

The graphs below illustrate a hypothetical investment of $10,000 in the Infrastructure Fund—Class A Shares from the commencement of investment operations on December 29, 2011 to December 31, 2014 compared to the Dow Jones Brookfield Global Infrastructure Composite Index and Class I Shares from the commencement of investment operations on December 1, 2011 to December 31, 2014 compared to the Dow Jones Brookfield Global Infrastructure Composite Index.
Class A Shares
Class I Shares
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Brookfield Global Listed Infrastructure Fund

Disclosure
Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.
All returns shown in USD.
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Brookfield Global Listed Infrastructure Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.
Mutual fund investing involves risk. Principal loss is possible.
A basis point (bps) is a unit that is equal to 1/100th of 1%.
These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2014 and subject to change based on subsequent developments.
2014 Annual Report9

Brookfield Global Listed Infrastructure Fund
Portfolio Characteristics (Unaudited)
December 31, 2014

ASSET ALLOCATION BY GEOGRAPHY	Percent of Net Assets
United States	51.9%
Canada	12.4%
United Kingdom	8.8%
Italy	4.5%
Australia	4.2%
China	3.9%
France	3.8%
Spain	2.3%
Japan	2.1%
Brazil	2.0%
Bermuda	1.7%
Netherlands	1.0%
Switzerland	1.0%
Mexico	0.4%
Liabilities in Excess of Other Assets	(0.0)%
Total	100.0%

ASSET ALLOCATION BY SECTOR	Percentage of Net Assets
Pipelines	29.4%
Midstream	12.7%
Toll Roads	10.0%
Telecommunications	9.4%
Electricity Transmission & Distribution	8.3%
Water	6.8%
Gas Utilities	5.9%
Communications	3.7%
Rail	3.2%
Electric Utilities & Generation	2.6%
Infrastructure - Diversified	2.1%
Transportation	1.7%
Ports	1.3%
Transmission & Distribution	1.1%
Airports	1.0%
Other	0.8%
Liabilities in Excess of Other Assets	(0.0)%
Total	100.0%

TOP TEN HOLDINGS	Percentage of Net Assets
American Tower Corp.	5.9%
Enbridge, Inc.	5.8%
National Grid PLC	5.0%
Crown Castle International Corp.	3.5%
Enterprise Products Partners LP	3.0%
The Williams Companies, Inc.	2.9%
Kinder Morgan, Inc.	2.7%
Transurban Group	2.6%
SBA Communications Corp.	2.6%
Atlantia SpA	2.5%
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Brookfield Global Listed Infrastructure Fund
Schedule of Investments
December 31, 2014

	Shares	Value
COMMON STOCKS – 100.0%
AUSTRALIA – 4.2%
Electric Utilities & Generation – 1.6%
Origin Energy Limited	793,900	$ 7,511,443
Toll Roads – 2.6%
Transurban Group	1,813,460	12,637,502
Total AUSTRALIA		20,148,945
BERMUDA – 1.7%
Transportation – 1.7%
Teekay Corp.	157,500	8,015,175
Total BERMUDA		8,015,175
BRAZIL – 2.0%
Toll Roads – 0.9%
CCR SA	766,650	4,444,390
Water – 1.1%
Cia de Saneamento Basico do Estado de Sao Paulo	848,200	5,335,178
Total BRAZIL		9,779,568
CANADA – 12.4%
Pipelines – 12.4%
Enbridge, Inc.	538,900	27,710,351
Inter Pipeline Ltd.	313,900	9,710,420
Pembina Pipeline Corp.	185,200	6,749,327
TransCanada Corp.	207,900	10,217,843
Veresen, Inc.	331,400	5,237,135
Total Pipelines		59,625,076
Total CANADA		59,625,076
CHINA – 3.9%
Gas Utilities – 1.4%
ENN Energy Holdings Ltd.	1,183,800	6,697,128
Pipelines – 1.2%
Beijing Enterprises Holdings Ltd.	745,100	5,827,211
Ports – 1.3%
COSCO Pacific Ltd.	4,487,400	6,355,369
Total CHINA		18,879,708
FRANCE – 3.8%
Communications – 1.1%
Eutelsat Communications SA	159,489	5,157,831
Electric Utilities & Generation – 1.0%
GDF Suez	206,400	4,813,062
Toll Roads – 1.7%
Group Eurotunnel SA	635,200	8,200,565
Total FRANCE		18,171,458
ITALY – 4.5%
Pipelines – 2.0%
Snam Rete Gas SpA	1,883,234	9,320,564

See Notes to Financial Statements.
2014 Annual Report11

Brookfield Global Listed Infrastructure Fund
Schedule of Investments (continued)
December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Toll Roads – 2.5%
Atlantia SpA	524,300	$ 12,185,794
Total ITALY		21,506,358
JAPAN – 2.1%
Gas Utilities – 2.1%
Tokyo Gas Company Ltd.	1,819,300	9,816,333
Total JAPAN		9,816,333
MEXICO – 0.4%
Pipelines – 0.4%
Infraestructura Energetica Nova SAB de CV	360,100	1,801,263
Total MEXICO		1,801,263
NETHERLANDS – 1.0%
Midstream – 1.0%
VOPAK	95,800	4,970,306
Total NETHERLANDS		4,970,306
SPAIN – 2.3%
Toll Roads – 2.3%
Ferrovial SA	545,614	10,785,816
Total SPAIN		10,785,816
SWITZERLAND – 1.0%
Airports – 1.0%
Flughafen Zuerich AG	7,487	5,007,018
Total SWITZERLAND		5,007,018
UNITED KINGDOM – 8.8%
Electricity Transmission & Distribution – 5.0%
National Grid PLC	1,699,900	24,120,415
Water – 3.8%
Pennon Group PLC	524,700	7,496,234
Severn Trent PLC	155,500	4,849,939
United Utilities Group PLC	417,900	5,935,831
Total Water		18,282,004
Total UNITED KINGDOM		42,402,419
UNITED STATES – 51.9%
Communications – 2.6%
SBA Communications Corp. [1]	112,000	12,405,120
Electricity Transmission & Distribution – 3.3%
ITC Holdings Corp.	131,300	5,308,459
Northeast Utilities	147,200	7,878,144
UIL Holdings Corp.	60,500	2,634,170
Total Electricity Transmission & Distribution		15,820,773
Gas Utilities – 2.4%
AGL Resources, Inc.	95,000	5,178,450
NiSource, Inc.	143,800	6,099,996
Total Gas Utilities		11,278,446

See Notes to Financial Statements.
12Brookfield Investment Management Inc.

Brookfield Global Listed Infrastructure Fund
Schedule of Investments (continued)
December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Infrastructure - Diversified – 2.1%
CenterPoint Energy, Inc.	423,500	$ 9,922,605
Midstream – 11.7%
Access Midstream Partners LP	165,400	8,964,680
Atlas Pipeline Partners LP	128,500	3,502,910
Crestwood Equity Partners LP	758,700	6,145,470
EQT Midstream Partners LP	59,500	5,236,000
MarkWest Energy Partners LP	116,744	7,844,029
ONEOK Inc.	106,500	5,302,635
Targa Resources Corp.	52,000	5,514,600
The Williams Companies, Inc.	307,600	13,823,544
Total Midstream		56,333,868
Other – 0.8%
EV Energy Partners LP	187,500	3,613,125
Pipelines – 13.4%
Boardwalk Pipeline Partners LP	422,300	7,504,271
Energy Transfer Equity LP	174,600	10,018,548
Enterprise Products Partners LP	397,400	14,354,088
Kinder Morgan, Inc.	306,000	12,946,860
Sempra Energy	109,300	12,171,648
Spectra Energy Corp.	206,200	7,485,060
Total Pipelines		64,480,475
Rail – 3.2%
Kansas City Southern	43,200	5,271,696
Union Pacific Corp.	84,800	10,102,224
Total Rail		15,373,920
Telecommunications – 9.4%
American Tower Corp.	288,523	28,520,433
Crown Castle International Corp.	211,700	16,660,790
Total Telecommunications		45,181,223
Transmission & Distribution – 1.1%
PG&E Corp.	98,300	5,233,492
Water – 1.9%
American Water Works Company Inc.	171,300	9,130,290
Total UNITED STATES		248,773,337
Total COMMON STOCKS (Cost $427,026,952)		479,682,780
Total Investments – 100.0% (Cost $427,026,952)		479,682,780
Liabilities in Excess of Other Assets – (0.0)%		(25,044)
TOTAL NET ASSETS – 100.0%		$479,657,736

The following notes should be read in conjunction with the accompanying Schedule of Investments.
1	— Non-income producing security.

See Notes to Financial Statements.
2014 Annual Report13

Brookfield Global Listed Real Estate Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
Over the 12 months ending December 31, 2014, the diversified and residential sectors were the greatest relative contributors to performance driven by stock selection. The largest individual contributors to performance by security included a zero weight to Sumitomo Realty & Development (8830.JP) (Japan, residential) and an underweight position in Mitsui Fudosan Co., Ltd. (8801.JP) (Japan, diversified). These companies were trading at expensive valuations and were also held back by the general weakness across Japanese real estate companies over the course of the year. Mitsubishi Estate Company, Limited (Japan, office) was the largest relative detractor by security. The Fund had an overweight position in the underperforming company. The Fund’s underweight position towards Japan over the course of the year was beneficial to relative performance, as it was the worst performing country in the Benchmark for the 12 months.
The retail sector was the largest detractor from relative performance driven by stock selection. Non-benchmark holding Atrium European Real Estate Limited (ATRS.AV) (Poland, retail) was one of the top detractors from relative performance as the company was impacted by tensions between the Ukraine and Russia. Another key relative detractor in the retail space was non-Benchmark holding Multiplan Empreendimentos Imobiliarios SA (Brazil), which was affected by weakness in the country’s recovering economy. A zero weight to the manufactured homes sector also modestly detracted from relative performance.
On a regional basis, Asia Pacific was the largest contributor to relative performance driven by the Fund’s underweight allocation to Japan. Stock selection in the U.S. also contributed to relative performance. Europe contributed to relative performance while a non-Benchmark position in Brazil was a detractor.
By security, non-Benchmark exposure to Iron Mountain Incorporated (NYSE: IRM) (U.S., self storage), was a leading relative contributor. The company performed well after achieving REIT status in 2014. Health Care REIT, Inc (NYSE: HCN) (health care) was a leading relative detractor. The Fund did not own this security which delivered strong performance during the year.
GLOBAL REAL ESTATE MARKET OVERVIEW
Positive performance for the year, but results vary across regions
For 2014, the MSCI World Index returned 5.5%1, although there was broad divergence in performance across regions and sectors. North America provided the strongest regional performance, returning 12.6% for the year, while Europe returned -5.7% and Asia Pacific returned -2.5%. Among developed markets, the U.S. was clearly the bright spot, marked by 5.0% annualized GDP growth rate in the third quarter of 2014 and a significant decrease in the unemployment rate from 6.7% at the end of 2013 to 5.6% at the end of the 2014.2 In contrast, Japan entered into a recession in April, and the Eurozone continued to struggle with both slow growth and the risk of deflation. Acknowledging the ongoing weakness, the International Monetary Fund (IMF) lowered its global growth projections for 2014 in October to 3.4% from 3.8% earlier in the year.3
Falling crude oil prices - and a broader decline of most commodity prices – emerged as one of the most significant macroeconomic stories of the year. The price per barrel of global benchmark Brent crude oil declined by almost 50% from the beginning of the year.4 Lower energy prices should benefit oil-importing countries and hurt countries with heavy reliance on oil exports, as the IMF predicts that lower oil prices will lead to a 0.3% to 0.7% stimulus for the global economy in 2015.5 However, during late 2014, the volatility of oil prices led to investor caution.
Central banks continued to exert an outsized influence on global markets. The U.S. Federal Reserve (Fed) ended its final quantitative easing (QE) program in October. The yield on the 10-Year U.S. Treasury note ended the year at 2.2%, after beginning the year at 3.0%6. The decline in U.S. interest rates defied consensus expectations, particularly as many market participants had assumed that interest rates would rise following the conclusion of QE, but rates continued to remain low through the end of the year. Amidst slow growth and a failure to reach inflation targets, the Bank of Japan (BoJ) embarked on historic accommodative monetary policies throughout 2014. The asset purchases aimed to offset a marked decline in GDP of 6.8% in the second quarter after the
14Brookfield Investment Management Inc.

Brookfield Global Listed Real Estate Fund

Japanese consumption tax was increased to 8% in April. In December, Japanese Prime Minister Shinzo Abe’s party won elections in a landslide, signaling that more QE could be in store in 2015. In Europe, sluggish growth and a risk of deflation led to European Central Bank President Mario Draghi to suggest that the Eurozone could embark on QE in 2015. As a result, European shares rallied in November, but nonetheless ended the year down.
Real estate securities performed well with the FTSE EPRA/NAREIT Developed Index (the “Benchmark”)8 up 15.9% for the year ending December 31, 2014, outperforming the broader equity market9. North America led the way, up 28.2%, followed by Europe, up 18.8%, and Asia Pacific, up 15.0%. Developed real estate markets showed more resilience over the year, despite volatility month to month as market sentiment was impacted by macroeconomic indicators and political unrest, such as the Russia/Ukraine crisis which impacted some European names. A number of REIT markets and sectors ended the year trading at premiums to NAV. Conversely, emerging markets remained weak over the year, with country specific issues impacting local economies and security markets.
Capital markets and transaction activity continued throughout the year including the following:
•	One of the highest profile transactions was the sale by Hilton Worldwide Holdings Inc. (NYSE: HLT) of the landmark Waldorf Astoria hotel in Manhattan to Chinese-based Anbang Insurance Group Co. for $1.95 billion. The transaction marked the largest ever for a U.S. hotel, according to research firm Lodging Econometrics.
•	Simon Property Group (NYSE: SPG) (U.S., regional malls), one of the largest owners of retail real estate in the U.S., completed the spin-off of a portfolio of assets through the listing of a new retail-focused REIT, Washington Prime Group (NYSE: WPG) (U.S., regional malls).
•	Westfield Group (WDC) (Australia, retail), one of the world’s largest owners of retail assets, announced shareholder approval of a reorganization plan to separate its assets geographically into two separate entities. Scentre Group (SCG) owns and manages assets formerly held by WDC in Australia and New Zealand, totaling $36 billion in value. Following the shareholder vote, WDC announced that 76 percent of votes cast were in favor of the reorganization, allowing the plan to proceed. The approval removed a significant overhang from the shares of WDC.
•	In one of the largest IPOs in U.S. REIT history; Paramount Group Inc (NYSE: PGRE) (U.S., office) raised approximately $2.3 billion in its IPO. Underpinned by a 10.4 million square foot office portfolio across New York City, Washington, D.C. and San Francisco, the offering was multiple times oversubscribed.
•	In other corporate activity, Deutsche Annington Immobilien SE, (Germany, residential) announced a $4.9 billion offer to acquire a rival German company, Gagfah SA (residential). If successful, it will mark one of Germany’s largest ever real estate acquisitions.
OUTLOOK
As we look ahead to 2015, the Fund’s portfolio remains positioned for an environment of improving economic growth and modestly rising interest rates, which we expect over the medium term. The portfolio consequently has limited exposure to those sectors with greater sensitivity to interest rates and/or lower prospects for growth, such as triple net lease. We are monitoring exposure to markets which could be affected by falling oil prices. Following strong performance in 2014, we view U.S. REIT valuations as no longer cheap, however we see potential value opportunities in certain sectors, such as secondary-quality malls, as well as opportunities that may arise from anticipated REIT conversion activity.
2014 Annual Report15

Brookfield Global Listed Real Estate Fund

We believe valuations remain rich in the UK and, accordingly, have an underweight position in the country. We anticipate interest rates will remain low on the Continent, which should be beneficial for real estate asset valuations. Additionally, we see opportunities in emerging markets, most of which are at an earlier stage of the growth cycle relative to the U.S. and offer attractive valuations. Furthermore, we anticipate some emerging market governments will announce supportive monetary policy measures in 2015.

[1]	As measured by the MSCI World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. You cannot invest directly in an index.
[2]	Sources: U.S. Department of Commerce Bureau of Economic Analysis and U.S. Department of Labor Bureau of Labor Statistics.
[3]	http://www.imf.org/external/pubs/ft/weo/2014/02/index.htm.
[4]	Source: U.S. Energy Information Administration.
[5]	http://blog-imfdirect.imf.org/2014/12/22/seven-questions-about-the-recent-oil-price-slump/
[6]	Source: U.S. Department of Treasury.
[7]	http://money.cnn.com/2014/08/12/news/economy/japan-gdp.
[8]	The FTSE EPRA/NAREIT Developed Index is a free-float adjusted, liquidity, size and revenue screened index designed to track the performance of listed real estate companies and REITS worldwide. You cannot invest directly in an index.
[9]	As measured by the MSCI World Index.
AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2014	1 Year	Since Inception*
Class A Shares (excluding sales charge)	19.25%	14.58%
Class A Shares (including sales charge)	13.60%	12.50%
Class C Shares (excluding sales charge)	18.27%	13.71%
Class C Shares (including sales charge)	17.27%	13.71%
Class Y Shares	19.51%	18.34%
Class I Shares	19.61%	18.34%
FTSE EPRA/NAREIT Developed Index	15.89%	15.77%

* Classes A and C were incepted on May 1, 2012 and Classes Y and I were incepted on December 1, 2011. The FTSE/EPRA NAREIT Developed Index references Class I's inception date.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855.244.4859. The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days. Performance data does not reflect the imposition of the redemption fee and if it had, performance would have been lower. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75% and the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.
As per the prospectus dated April 30, 2014, the Fund’s gross and net expense ratios for Class A is 1.66% and 1.20%, Class C is 2.41% and 1.95%, Class Y is 1.41% and 0.95% and Class I is 1.41% and 0.95%, respectively for the year ended December 31, 2013.
The Adviser has contractually agreed to reimburse the Fund's expenses through May 1, 2015. There is no guarantee that such reimbursement will be continued after that date.
16Brookfield Investment Management Inc.

Brookfield Global Listed Real Estate Fund

The graphs below illustrate a hypothetical investment of $10,000 in the Global Real Estate Fund—Class A Shares from the commencement of investment operations on May 1, 2012 to December 31, 2014 compared to the FTSE EPRA/NAREIT Developed Index and Class I Shares from the commencement of investment operations on December 1, 2011 to December 31, 2014 compared to the FTSE EPRA/NAREIT Developed Index.
Class A Shares
Class I Shares
2014 Annual Report17

Brookfield Global Listed Real Estate Fund

Disclosure
Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.
All returns shown in USD.
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Brookfield Global Listed Real Estate Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.
Mutual fund investing involves risk. Principal loss is possible.
A capitalization rate is a rate of return on a real estate investment property which is based on the anticipated income that the property will generate.
These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2014 and subject to change based on subsequent developments.
18Brookfield Investment Management Inc.

Brookfield Global Listed Real Estate Fund
Portfolio Characteristics (Unaudited)
December 31, 2014

ASSET ALLOCATION BY GEOGRAPHY	Percent of Net Assets
United States	48.4%
Australia	8.5%
Japan	8.1%
Hong Kong	7.8%
Germany	5.6%
France	4.8%
Singapore	3.8%
United Kingdom	2.4%
Netherlands	1.8%
Brazil	0.9%
New Zealand	0.9%
Austria	0.7%
Other Assets in Excess of Liabilities	6.3%
Total	100.0%

ASSET ALLOCATION BY SECTOR	Percentage of Net Assets
Office	18.5%
Real Estate - Diversified	17.0%
Retail	13.8%
Residential	7.7%
Regional Malls	7.4%
Healthcare	6.0%
Strip Centers	3.4%
Specialty	3.3%
Mixed	2.8%
Telecommunications	2.4%
Real Estate Management/Service	2.3%
Developer - Office	2.0%
Hotel	1.9%
Industrial	1.9%
Homebuilders	1.4%
Self Storage	1.0%
Real Estate Operator/Developer	0.9%
Other Assets in Excess of Liabilities	6.3%
Total	100.0%

TOP TEN HOLDINGS	Percentage of Net Assets
Unibail-Rodamco SE	4.8%
Simon Property Group, Inc.	4.5%
Vornado Realty Trust	4.2%
Mitsubishi Estate Company Ltd.	3.6%
Outfront Media, Inc.	3.3%
Ventas, Inc.	3.2%
Westfield Corp.	3.1%
CBL & Associates Properties, Inc.	2.9%
AvalonBay Communities, Inc.	2.4%
Douglas Emmett, Inc.	2.4%
2014 Annual Report19

Brookfield Global Listed Real Estate Fund
Schedule of Investments
December 31, 2014

	Shares	Value
COMMON STOCKS – 93.7%
AUSTRALIA – 8.5%
Industrial – 0.9%
Goodman Group	687,600	$ 3,175,946
Real Estate - Diversified – 2.3%
Dexus Property Group	1,417,300	8,023,123
Retail – 5.3%
Scentre Group [1]	2,551,173	7,227,916
Westfield Corp. [1]	1,476,000	10,819,619
Total Retail		18,047,535
Total AUSTRALIA		29,246,604
AUSTRIA – 0.7%
Residential – 0.7%
Conwert Immobilien Invest SE	212,000	2,503,306
Total AUSTRIA		2,503,306
BRAZIL – 0.9%
Retail – 0.9%
Multiplan Empreendimentos Imobiliarios SA	181,300	3,235,600
Total BRAZIL		3,235,600
FRANCE – 4.8%
Real Estate - Diversified – 4.8%
Unibail-Rodamco SE	64,200	16,469,630
Total FRANCE		16,469,630
GERMANY – 5.6%
Mixed – 0.9%
DIC Asset AG	364,574	3,251,639
Office – 1.9%
Alstria Office REIT - AG	521,300	6,472,802
Real Estate Management/Service – 2.3%
Deutsche Annington Immobilien SE	228,100	7,744,394
Residential – 0.5%
Grand City Properties SA [1]	112,800	1,663,255
Total GERMANY		19,132,090
HONG KONG – 7.8%
Office – 2.4%
Hongkong Land Holdings Ltd.	1,217,600	8,203,614
Real Estate - Diversified – 2.0%
Sun Hung Kai Properties Ltd.	449,051	6,803,325
Retail – 3.4%
Hang Lung Properties Ltd.	1,808,800	5,046,022
Wharf Holdings Ltd.	939,700	6,746,192
Total Retail		11,792,214
Total HONG KONG		26,799,153

See Notes to Financial Statements.
20Brookfield Investment Management Inc.

Brookfield Global Listed Real Estate Fund
Schedule of Investments (continued)
December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
JAPAN – 8.1%
Homebuilders – 1.4%
Sekisui House Ltd.	379,200	$ 4,989,506
Office – 4.8%
Mitsubishi Estate Company Ltd.	582,755	12,279,159
Nippon Building Fund, Inc.	810	4,066,289
Total Office		16,345,448
Real Estate - Diversified – 1.9%
Mitsui Fudosan Company Ltd.	241,300	6,470,594
Total JAPAN		27,805,548
NETHERLANDS – 1.8%
Retail – 1.8%
Atrium European Real Estate Ltd.	1,217,750	6,026,787
Total NETHERLANDS		6,026,787
NEW ZEALAND – 0.9%
Real Estate Operator/Developer – 0.9%
Precinct Properties New Zealand Ltd.	3,409,300	3,156,873
Total NEW ZEALAND		3,156,873
SINGAPORE – 3.8%
Developer - Office – 2.0%
Keppel Land Ltd.	2,623,900	6,759,496
Real Estate - Diversified – 1.8%
CapitaLand Ltd.	2,416,000	6,007,024
Suntec Real Estate Investment Trust	161,600	239,058
Total Real Estate - Diversified		6,246,082
Total SINGAPORE		13,005,578
UNITED KINGDOM – 2.4%
Retail – 2.4%
Hammerson PLC	874,200	8,186,823
Total UNITED KINGDOM		8,186,823
UNITED STATES – 48.4%
Healthcare – 6.0%
Brookdale Senior Living, Inc. [1]	138,800	5,089,796
HCP, Inc.	76,056	3,348,746
Sabra Health Care REIT, Inc.	39,800	1,208,726
Ventas, Inc.	151,800	10,884,060
Total Healthcare		20,531,328
Hotel – 1.9%
Host Hotels & Resorts, Inc.	277,800	6,603,306
Industrial – 1.0%
DCT Industrial Trust, Inc.	95,325	3,399,290
Mixed – 1.9%
Liberty Property Trust	176,700	6,649,221

See Notes to Financial Statements.
2014 Annual Report21

Brookfield Global Listed Real Estate Fund
Schedule of Investments (continued)
December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Office – 9.4%
Brandywine Realty Trust	210,500	$ 3,363,790
Douglas Emmett, Inc.	294,250	8,356,700
DuPont Fabros Technology, Inc.	60,400	2,007,696
Highwoods Properties, Inc.	149,800	6,633,144
Parkway Properties, Inc.	216,200	3,975,918
SL Green Realty Corp.	67,400	8,021,948
Total Office		32,359,196
Real Estate - Diversified – 4.2%
Vornado Realty Trust	121,400	14,289,994
Regional Malls – 7.4%
CBL & Associates Properties, Inc.	509,700	9,898,374
Simon Property Group, Inc.	85,400	15,552,194
Total Regional Malls		25,450,568
Residential – 6.5%
AvalonBay Communities, Inc.	51,400	8,398,246
Camden Property Trust	77,400	5,715,216
Mid-America Apartment Communities, Inc.	110,800	8,274,544
Total Residential		22,388,006
Self Storage – 1.0%
Iron Mountain, Inc.	85,223	3,294,721
Specialty – 3.3%
Outfront Media, Inc.	415,494	11,151,848
Strip Centers – 3.4%
Brixmor Property Group, Inc.	268,400	6,667,056
Washington Prime Group, Inc.	290,500	5,002,410
Total Strip Centers		11,669,466
Telecommunications – 2.4%
American Tower Corp.	84,300	8,333,055
Total UNITED STATES		166,119,999
Total COMMON STOCKS (Cost $305,633,462)		321,687,991
Total Investments – 93.7% (Cost $305,633,462)		321,687,991
Other Assets in Excess of Liabilities – 6.3%		21,520,129
TOTAL NET ASSETS – 100.0%		$343,208,120

The following notes should be read in conjunction with the accompanying Schedule of Investments.
1	— Non-income producing security.

See Notes to Financial Statements.
22Brookfield Investment Management Inc.

Brookfield U.S. Listed Real Estate Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
During the 12 month period ending December 31, 2014, the triple net lease sector was the leading relative contributor to performance driven by underweight exposure to the sector. The Fund’s largest individual contributor to performance was American Realty Capital Properties, Inc. (NYSE: ARCP) (triple net lease). We trimmed our overweight position in this company to zero over the course of the year based on our concerns for its medium term growth prospects. During the fourth quarter, ARCP sold off significantly amid news of possible accounting irregularities. The residential sector was also a meaningful contributor to relative performance. AvalonBay Communities, Inc. (NYSE: AVB), Equity Residential (NYSE: EQR) and Essex Property Trust, Inc. (NYSE: ESS) were among the top relative contributors by security during the year.
Regional malls and strip centers were the leading relative detractors by sector during the year. CBL & Associates Properties, Inc. (NYSE: CBL) (regional malls), which sold off due to investor concern over plans to sell some of its assets, was the Fund’s top relative detractor by security during the year. In addition, Washington Prime Group was also a leading relative detractor by security. The company was negatively impacted by concerns over future prospects for Sears and JC Penney.
By security, other standouts included non-Benchmark exposure to Iron Mountain Incorporated (NYSE: IRM) (self storage), which performed well after achieving REIT status in 2014. This was one the Fund’s largest relative contributors to annual performance.
Among the Fund’s leading detractors was OUTFRONT Media Inc (NYSE:OUT) (specialty), formerly known as CBS Outdoor Americas. The company’s share price declined after reporting lower than-expected earnings for the third quarter 2014. Zero exposure to Health Care REIT (NYSE: HCN) (health care) also detracted from relative performance as the company outperformed during the year amid low interest rates.
U.S. REAL ESTATE MARKET OVERVIEW
For the period from January 1, 2014 through December 31, 2014, the S&P 500 Total Return Index1 was up 13.7%. Among international developed markets, the U.S. was clearly the bright spot, marked by 5.0% annualized GDP growth rate in the third quarter of 2014 and a significant decrease in the unemployment rate from 6.7% at the end of 2013 to 5.6% at the end of the 2014.2
Falling crude oil prices - and a broader decline of most commodity prices – emerged as one of the most significant macroeconomic stories of the year. The price per barrel of global benchmark Brent crude oil declined by almost 50% from the beginning of the year.3 Lower energy prices should benefit oil-importing countries and hurt countries with heavy reliance on oil exports, as the IMF predicts that lower oil prices will lead to a 0.3% to 0.7% stimulus for the global economy in 2015.4
The U.S. Federal Reserve (Fed) ended its final quantitative easing (QE) program in October. The yield on the 10-Year U.S. Treasury note ended the year at 2.2%, after beginning the year at 3.0%5. The decline in U.S. interest rates defied consensus expectations, particularly as many market participants had assumed that interest rates would rise following the conclusion of QE, but rates continued to remain low through the end of the year.
U.S. real estate securities were up 30.4% for the 12 months ending December 31, 2014, as measured by the MSCI US REIT Total Return Index6 (the “Benchmark”). Residential was the strongest performer, up 36.7%, followed by health care, up 32.4%,7 driven by continued low interest rates. U.S. real estate markets showed resilience over the year, despite a level of volatility month to month as market sentiment was impacted by macroeconomic indicators, such as shifts in interest rate expectations. However, by the close of the year, a number of U.S. REIT sectors were trading at premiums to NAV.
2014 Annual Report23

Brookfield U.S. Listed Real Estate Fund

Capital markets and transaction activity continued throughout the period including:
•	Simon Property Group (NYSE: SPG) (regional malls), one of the largest owners of retail real estate in the U.S., completed the spin-off of a portfolio of assets through the listing of a new retail-focused REIT, Washington Prime Group (NYSE: WPG) (regional malls).
•	The IRS issued a favorable ruling to Iron Mountain Inc. (NYSE: IRM) (self storage), a leading provider of storage and information management services, which led to a rally in the company’s share price.
•	CBS Outdoor Americas (specialty), one of the largest owners of outdoor advertising and billboard media space in the U.S., received approval to convert to a REIT and completed its separation from CBS Corporation. The company subsequently changed its name to OUTFRONT Media (NYSE: OUT).
•	In one of the largest IPOs in U.S. REIT history; Paramount Group Inc (NYSE: PGRE) (office) raised approximately $2.3 billion in its IPO. Underpinned by a 10.4 million square foot office portfolio across New York City, Washington, D.C. and San Francisco, the offering was multiple times oversubscribed.
Interest in U.S. real estate extended beyond North American investors, with capital from the Asia Pacific and Middle East continuing to seek high quality assets in gateway markets in 2014. Over the year, one of the most significant transactions was the sale by Hilton Worldwide Holdings Inc. (NYSE: HLT) (hotels) of the landmark Waldorf Astoria hotel in Manhattan to Chinese-based Anbang Insurance Group Co. for $1.95 billion in October. The transaction marked the largest ever for a U.S. hotel, according to research firm Lodging Econometrics.
OUTLOOK
As we look ahead to 2015, the Fund’s portfolio remains positioned for an environment of improving economic growth and modestly rising interest rates, which we expect over the medium term. The portfolio consequently has limited exposure to those sectors with greater sensitivity to interest rates and/or lower prospects for growth, such as triple net lease. We are also monitoring exposure to markets which could be affected by falling oil prices. Following strong performance in 2014, we are monitoring U.S. REIT valuations and see potential value opportunities in certain sectors, such as secondary-quality malls, as well as anticipated REIT conversion activity.

[1]	The S&P 500 Total Return Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the U.S. equity market in general. You cannot invest directly in an index.
[2]	Sources: U.S. Department of Commerce Bureau of Economic Analysis and U.S. Department of Labor Bureau of Labor Statistics
[3]	Source: U.S. Energy Information Administration
[4]	http://blog-imfdirect.imf.org/2014/12/22/seven-questions-about-the-recent-oil-price-slump/
[5]	Source: U.S. Department of Treasury.
[6]	The MSCI US REIT Total Return Index (RMS) is a total return market capitalization-weighted index which prices once per day after market close. It is calculated by MSCI and is composed of equity REITs that are included in the MSCI US Investable Market 2500 Index. You cannot invest directly in an index.
[7]	Source: The FTSE EPRA/NAREIT Developed Sector Index, a free-float adjusted, liquidity, size and revenue screened index designed to track the performance of listed real estate companies and REITS worldwide.
24Brookfield Investment Management Inc.

Brookfield U.S. Listed Real Estate Fund

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2014	1 Year	Since Inception*
Class A Shares (excluding sales charge)	28.66%	28.94%
Class A Shares (including sales charge)	22.60%	23.11%
Class C Shares (excluding sales charge)	27.78%	28.06%
Class C Shares (including sales charge)	26.78%	28.06%
Class Y Shares	28.98%	29.27%
Class I Shares	28.98%	29.27%
MSCI U.S. REIT Total Return Index	30.38%	30.64%

* Classes A, C , Y and I were incepted on December 11, 2013.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855.244.4859. The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days. Performance data does not reflect the imposition of the redemption fee and if it had, performance would have been lower. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75% and the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.
As per the prospectus dated April 30, 2014, the Fund’s gross and net expense ratios for Class A is 2.52% and 1.20%, Class C is 3.27% and 1.95%, Class Y is 2.27% and 0.95% and Class I is 2.27% and 0.95%, respectively for the year ended December 31, 2013.
The Adviser has contractually agreed to reimburse the Fund's expenses through May 1, 2015. There is no guarantee that such reimbursement will be continued after that date.
2014 Annual Report25

Brookfield U.S. Listed Real Estate Fund

The graphs below illustrate a hypothetical investment of $10,000 in the U.S Real Estate Fund—Class A Shares from the commencement of investment operations on December 11, 2013 to December 31, 2014 compared to the MSCI U.S. REIT Total Return Index and Class I Shares from the commencement of investment operations on December 11, 2013 to December 31, 2014 compared to the MSCI U.S. REIT Total Return Index.
Class A Shares
Class I Shares
26Brookfield Investment Management Inc.

Brookfield U.S. Listed Real Estate Fund

Disclosure
Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.
All returns shown in USD.
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Brookfield U.S. Listed Real Estate Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.
Mutual fund investing involves risk. Principal loss is possible.
A capitalization rate is a rate of return on a real estate investment property which is based on the anticipated income that the property will generate.
These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2014 and subject to change based on subsequent developments.
2014 Annual Report27

Brookfield U.S. Listed Real Estate Fund
Portfolio Characteristics (Unaudited)
December 31, 2014

ASSET ALLOCATION BY SECTOR	Percentage of Net Assets
Office	18.0%
Regional Malls	16.4%
Healthcare	12.5%
Residential	11.3%
Real Estate - Diversified	6.2%
Specialty	6.2%
Strip Centers	6.1%
Telecommunications	5.6%
Mixed	4.1%
Hotel	2.9%
Industrial	2.1%
Triple Net Lease	2.0%
Self Storage	1.9%
Other Assets in Excess of Liabilities	4.7%
Total	100.0%

TOP TEN HOLDINGS	Percentage of Net Assets
Simon Property Group, Inc.	10.5%
Outfront Media, Inc.	6.2%
Vornado Realty Trust	6.2%
CBL & Associates Properties, Inc.	5.9%
Ventas, Inc.	5.8%
SL Green Realty Corp.	4.9%
Douglas Emmett, Inc.	4.3%
Liberty Property Trust	4.1%
Highwoods Properties, Inc.	4.1%
Mid-America Apartment Communities, Inc.	3.9%
28Brookfield Investment Management Inc.

Brookfield U.S. Listed Real Estate Fund
Schedule of Investments
December 31, 2014

	Shares	Value
COMMON STOCKS – 95.3%
Healthcare – 12.5%
Brookdale Senior Living, Inc. [1]	18,400	$ 674,728
HCP, Inc.	15,013	661,023
National Health Investors, Inc.	10,100	706,596
Sabra Health Care REIT, Inc.	6,200	188,294
Ventas, Inc.	26,500	1,900,050
Total Healthcare		4,130,691
Hotel – 2.9%
Host Hotels & Resorts, Inc.	39,700	943,669
Industrial – 2.1%
DCT Industrial Trust, Inc.	19,350	690,021
Mixed – 4.1%
Liberty Property Trust	35,700	1,343,391
Office – 18.0%
Brandywine Realty Trust	40,600	648,788
Douglas Emmett, Inc.	50,300	1,428,520
DuPont Fabros Technology, Inc.	9,900	329,076
Highwoods Properties, Inc.	30,300	1,341,684
Parkway Properties, Inc.	31,500	579,285
SL Green Realty Corp.	13,600	1,618,672
Total Office		5,946,025
Real Estate - Diversified – 6.2%
Vornado Realty Trust	17,300	2,036,383
Regional Malls – 16.4%
CBL & Associates Properties, Inc.	100,300	1,947,826
Simon Property Group, Inc.	19,100	3,478,301
Total Regional Malls		5,426,127
Residential – 11.3%
AvalonBay Communities, Inc.	7,900	1,290,781
Camden Property Trust	15,700	1,159,288
Mid-America Apartment Communities, Inc.	17,400	1,299,432
Total Residential		3,749,501
Self Storage – 1.9%
Iron Mountain, Inc.	16,612	642,220
Specialty – 6.2%
Outfront Media, Inc.	76,627	2,056,667
Strip Centers – 6.1%
Brixmor Property Group, Inc.	41,400	1,028,376
Washington Prime Group, Inc.	58,100	1,000,482
Total Strip Centers		2,028,858
Telecommunications – 5.6%
American Tower Corp.	10,000	988,500
Crown Castle International Corp.	10,800	849,960
Total Telecommunications		1,838,460

See Notes to Financial Statements.
2014 Annual Report29

Brookfield U.S. Listed Real Estate Fund
Schedule of Investments (continued)
December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Triple Net Lease – 2.0%
Lexington Realty Trust	58,900	$ 646,722
Total COMMON STOCKS (Cost $27,751,668)		31,478,735
Total Investments – 95.3% (Cost $27,751,668)		31,478,735
Other Assets in Excess of Liabilities – 4.7%		1,539,860
TOTAL NET ASSETS – 100.0%		$ 33,018,595

The following notes should be read in conjunction with the accompanying Schedule of Investments.
1	— Non-income producing security.

See Notes to Financial Statements.
30Brookfield Investment Management Inc.

Brookfield Real Assets Securities Fund

INVESTMENT OBJECTIVE
The Real Assets Fund seeks total return, which is targeted to be in excess of inflation, through growth of capital and current income.
The Real Assets Fund commenced operations on November 19, 2014. The following pages show the portfolio characteristics and the schedule of investments for the Fund as of December 31, 2014.
2014 Annual Report31

Brookfield Real Assets Securities Fund
Portfolio Characteristics (Unaudited)
December 31, 2014

ASSET ALLOCATION BY SECURITY TYPE	Percent of Net Assets
Common Stocks	65.9%
Corporate Bonds	24.5%
Preferred Stocks	5.0%
Other Assets in Excess of Liabilities	4.6%
Total	100.0%

ASSET ALLOCATION BY GEOGRAPHY	Percentage of Net Assets
United States	61.4%
Canada	6.7%
United Kingdom	3.5%
Australia	3.4%
Japan	2.3%
France	2.1%
Hong Kong	2.1%
Singapore	2.1%
Bermuda	1.7%
Germany	1.7%
Italy	1.2%
Belgium	1.0%
Luxembourg	1.0%
Spain	1.0%
Greece	1.0%
China	0.8%
Netherlands	0.7%
Mexico	0.4%
Switzerland	0.3%
New Zealand	0.3%
Brazil	0.2%
Ireland	0.2%
Portugal	0.2%
Norway	0.1%
Other Assets in Excess of Liabilities	4.6%
Total	100.0%

TOP TEN HOLDINGS	Percentage of Net Assets
American Tower Corp.	2.4%
Enbridge, Inc.	2.2%
The Williams Companies, Inc.	1.6%
Simon Property Group, Inc.	1.3%
Unibail-Rodamco SE	1.3%
National Grid PLC	1.2%
Vornado Realty Trust	1.2%
United Rentals North America, Inc.	1.1%
Calpine Corp.	1.1%
CCO Holdings LLC	1.1%
32Brookfield Investment Management Inc.

Brookfield Real Assets Securities Fund
Schedule of Investments
December 31, 2014

	Shares	Value
COMMON STOCKS – 65.9%
AUSTRALIA – 3.4%
Electric Utilities & Generation – 0.4%
Origin Energy Limited	10,900	$ 103,130
Industrial – 0.3%
Goodman Group	13,100	60,507
Real Estate - Diversified – 0.6%
Dexus Property Group	27,400	155,107
Retail – 1.5%
Scentre Group [1]	47,500	134,576
Westfield Corp. [1]	29,400	215,513
Total Retail		350,089
Toll Roads – 0.6%
Transurban Group	21,900	152,615
Total AUSTRALIA		821,448
BERMUDA – 0.7%
Transportation – 0.7%
Teekay Corp.	3,500	178,115
Total BERMUDA		178,115
BRAZIL – 0.2%
Water – 0.2%
Cia de Saneamento Basico do Estado de Sao Paulo	8,000	50,320
Total BRAZIL		50,320
CANADA – 6.7%
Basic Materials – 0.6%
Agrium, Inc.	500	47,360
Dominion Diamond Corp. [1]	2,900	52,084
Franco-Nevada Corp.	1,000	49,190
Total Basic Materials		148,634
Chemicals – 0.2%
Methanex Corp.	900	41,247
Electric Utilities & Generation – 0.4%
Algonquin Power & Utilities Corp.	5,600	46,466
TransAlta Renewables, Inc.	5,700	56,323
Total Electric Utilities & Generation		102,789
Exploration & Production – 0.5%
Africa Oil Corp. [1]	5,500	11,409
MEG Energy Corp. [1]	900	15,145
Peyto Exploration & Development Corp.	1,700	48,975
Seven Generations Energy Ltd. [1]	2,700	40,646
Total Exploration & Production		116,175
Oilfield Services & Equipment – 0.1%
Xtreme Drilling & Coil Services Corp.	19,700	37,982
Pipelines – 4.4%
Enbridge, Inc.	10,200	524,486

See Notes to Financial Statements.
2014 Annual Report33

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Inter Pipeline Ltd.	5,100	$ 157,767
Pembina Pipeline Corp.	3,300	120,153
TransCanada Corp.	4,300	211,336
Veresen, Inc.	3,700	58,472
Total Pipelines		1,072,214
Ports – 0.3%
Westshore Terminals Investment Corp.	2,300	62,617
Rail – 0.2%
Canadian Pacific Railway Ltd.	300	57,807
Total CANADA		1,639,465
CHINA – 0.8%
Electric Utilities & Generation – 0.1%
Huaneng Renewables Corporation Ltd.	41,300	13,248
Gas Utilities – 0.2%
ENN Energy Holdings Ltd.	10,300	58,270
Pipelines – 0.2%
Beijing Enterprises Holdings Ltd.	7,900	61,784
Ports – 0.3%
COSCO Pacific Ltd.	45,900	65,007
Total CHINA		198,309
FRANCE – 2.1%
Communications – 0.2%
Eutelsat Communications SA	1,900	61,445
Electric Utilities & Generation – 0.2%
GDF Suez	2,600	60,630
Real Estate - Diversified – 1.3%
Unibail-Rodamco SE	1,200	307,844
Toll Roads – 0.4%
Group Eurotunnel SA	7,100	91,662
Total FRANCE		521,581
GERMANY – 1.7%
Mixed – 0.3%
DIC Asset AG	7,100	63,325
Office – 0.5%
Alstria Office REIT - AG	10,100	125,408
Real Estate Management/Service – 0.6%
Deutsche Annington Immobilien SE	4,500	152,783
Residential – 0.3%
Grand City Properties SA [1]	4,500	66,353
Total GERMANY		407,869
HONG KONG – 2.1%
Electric Utilities & Generation – 0.0%
United Photovoltaics Group Ltd. [1]	62,000	8,281

See Notes to Financial Statements.
34Brookfield Investment Management Inc.

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Office – 0.6%
Hongkong Land Holdings Ltd.	22,000	$ 148,226
Real Estate - Diversified – 0.6%
Sun Hung Kai Properties Ltd.	8,600	130,294
Retail – 0.9%
Hang Lung Properties Ltd.	34,000	94,850
Wharf Holdings Ltd.	17,500	125,634
Total Retail		220,484
Total HONG KONG		507,285
IRELAND – 0.2%
Basic Materials – 0.2%
CRH PLC	2,050	49,221
Total IRELAND		49,221
ITALY – 1.2%
Pipelines – 0.6%
Snam Rete Gas SpA	29,900	147,982
Toll Roads – 0.6%
Atlantia SpA	6,100	141,777
Total ITALY		289,759
JAPAN – 2.3%
Gas Utilities – 0.5%
Tokyo Gas Company Ltd.	22,800	123,021
Homebuilders – 0.4%
Sekisui House Ltd.	7,000	92,106
Office – 0.9%
Mitsubishi Estate Company Ltd.	10,900	229,672
Real Estate - Diversified – 0.5%
Mitsui Fudosan Company Ltd.	4,100	109,944
Total JAPAN		554,743
MEXICO – 0.4%
Chemicals – 0.2%
Mexichem SAB de CV [1]	13,900	42,217
Other – 0.2%
Cemex SAB de CV [1]	4,450	45,346
Total MEXICO		87,563
NETHERLANDS – 0.7%
Midstream – 0.2%
VOPAK	1,200	62,259
Retail – 0.5%
Atrium European Real Estate Ltd.	22,421	110,964
Total NETHERLANDS		173,223

See Notes to Financial Statements.
2014 Annual Report35

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
NEW ZEALAND – 0.3%
Real Estate Operator/Developer – 0.3%
Precinct Properties New Zealand Ltd.	70,300	$ 65,095
Total NEW ZEALAND		65,095
NORWAY – 0.1%
Exploration & Production – 0.1%
Rocksource ASA [1]	39,000	31,254
Total NORWAY		31,254
PORTUGAL – 0.2%
Electric Utilities & Generation – 0.2%
EDP Renovaveis SA	6,700	43,601
Total PORTUGAL		43,601
SINGAPORE – 1.1%
Developer - Office – 0.5%
Keppel Land Ltd.	49,000	126,230
Real Estate - Diversified – 0.6%
CapitaLand Ltd.	53,700	133,517
Suntec Real Estate Investment Trust	3,000	4,438
Total Real Estate - Diversified		137,955
Total SINGAPORE		264,185
SPAIN – 1.0%
Building & Construction – 0.2%
Acciona SA [1]	600	40,488
Electric Utilities & Generation – 0.2%
Endesa SA	2,200	44,042
Toll Roads – 0.6%
Ferrovial SA	7,500	148,262
Total SPAIN		232,792
SWITZERLAND – 0.3%
Airports – 0.3%
Flughafen Zuerich AG	100	66,876
Total SWITZERLAND		66,876
UNITED KINGDOM – 3.5%
Basic Materials – 0.3%
Antofagasta PLC	6,500	75,738
Electric Utilities & Generation – 0.4%
Drax Group PLC	6,400	45,830
Infinis Energy PLC	14,400	49,376
Total Electric Utilities & Generation		95,206
Electricity Transmission & Distribution – 1.2%
National Grid PLC	20,900	296,557
Industrial – 0.1%
CNH Industrial NV	3,110	25,066

See Notes to Financial Statements.
36Brookfield Investment Management Inc.

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Retail – 0.6%
Hammerson PLC	16,000	$ 149,839
Water – 0.9%
Pennon Group PLC	7,000	100,007
Severn Trent PLC	1,900	59,260
United Utilities Group PLC	4,300	61,077
Total Water		220,344
Total UNITED KINGDOM		862,750
UNITED STATES – 36.9%
Basic Materials – 2.0%
Allegheny Technologies, Inc.	1,060	36,856
Boise Cascade Co. [1]	1,600	59,440
CVR Partners LP	3,900	37,986
Horsehead Holding Corp. [1]	3,300	52,239
International Paper Co.	630	33,755
Intrepid Potash, Inc. [1]	3,500	48,580
Monsanto Co.	400	47,788
Nucor Corp.	790	38,750
Packaging Corporation of America	440	34,342
PBF Logistics LP	1,600	34,160
Stillwater Mining Co. [1]	3,750	55,275
Total Basic Materials		479,171
Building Materials – 0.2%
Martin Marietta Materials, Inc.	430	47,438
Chemicals – 0.2%
Axiall Corp.	1,200	50,964
Communications – 0.7%
SBA Communications Corp. [1]	1,500	166,140
Consumer Cyclical – 0.2%
Sanderson Farms, Inc.	500	42,013
Consumer Non-Cyclical – 0.1%
Bunge Ltd.	300	27,273
Electric Utilities & Generation – 1.1%
NextEra Energy, Inc.	600	63,774
NRG Yield, Inc.	1,300	61,282
Pattern Energy Group, Inc.	2,900	71,514
TerraForm Power, Inc.	1,600	49,408
Vivint Solar, Inc. [1]	3,400	31,348
Total Electric Utilities & Generation		277,326
Electricity Transmission & Distribution – 1.1%
ITC Holdings Corp.	3,500	141,505
Northeast Utilities	1,800	96,336
UIL Holdings Corp.	800	34,832
Total Electricity Transmission & Distribution		272,673
Energy – 0.4%
Chesapeake Energy Corp.	4,500	88,065

See Notes to Financial Statements.
2014 Annual Report37

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Exploration & Production – 1.9%
Cabot Oil & Gas Corp.	2,500	$ 74,025
Cimarex Energy Co.	600	63,600
Concho Resources, Inc. [1]	700	69,825
Laredo Petroleum, Inc. [1]	6,600	68,310
Noble Energy, Inc.	1,600	75,888
SM Energy Co.	1,800	69,444
WPX Energy, Inc. [1]	4,300	50,009
Total Exploration & Production		471,101
Gas Utilities – 0.8%
AGL Resources, Inc.	1,200	65,412
NiSource, Inc.	2,900	123,018
Total Gas Utilities		188,430
Healthcare – 1.7%
Brookdale Senior Living, Inc. [1]	2,600	95,342
HCP, Inc.	1,449	63,799
Sabra Health Care REIT, Inc.	1,600	48,592
Ventas, Inc.	2,900	207,930
Total Healthcare		415,663
Hotel – 0.5%
Host Hotels & Resorts, Inc.	5,500	130,735
Industrial – 0.6%
DCT Industrial Trust, Inc.	1,900	67,754
Deere & Co.	330	29,195
Eagle Materials, Inc.	520	39,536
Total Industrial		136,485
Infrastructure - Diversified – 0.5%
CenterPoint Energy, Inc.	5,200	121,836
Midstream – 3.8%
Access Midstream Partners LP	900	48,780
Crestwood Equity Partners LP	9,000	72,900
EQT Midstream Partners LP	900	79,200
MarkWest Energy Partners LP	497	33,393
ONEOK Inc.	2,000	99,580
Sunoco Logistics Partners LP	2,300	96,094
Targa Resources Corp.	1,000	106,050
The Williams Companies, Inc.	8,500	381,990
Total Midstream		917,987
Mixed – 0.5%
Liberty Property Trust	3,500	131,705
Office – 2.5%
Brandywine Realty Trust	4,100	65,518
Douglas Emmett, Inc.	5,700	161,880
Highwoods Properties, Inc.	3,000	132,840
Parkway Properties, Inc.	5,200	95,628

See Notes to Financial Statements.
38Brookfield Investment Management Inc.

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
SL Green Realty Corp.	1,300	$ 154,726
Total Office		610,592
Oilfield Services & Equipment – 0.7%
Cameron International Corp. [1]	900	44,955
Oceaneering International, Inc.	800	47,048
Schlumberger Ltd.	900	76,869
Total Oilfield Services & Equipment		168,872
Other – 1.0%
AK Steel Holding Corp. [1]	7,400	43,956
Emerge Energy Services LP	1,200	64,800
EV Energy Partners LP	3,200	61,664
Rice Energy, Inc. [1]	3,300	69,201
Total Other		239,621
Pipelines – 3.7%
Boardwalk Pipeline Partners LP	6,400	113,728
Enterprise Products Partners LP	4,300	155,316
Kinder Morgan, Inc.	3,800	160,778
SemGroup Corp.	700	47,873
Sempra Energy	2,200	244,992
Spectra Energy Corp.	4,800	174,240
Total Pipelines		896,927
Rail – 0.8%
Kansas City Southern	600	73,218
Union Pacific Corp.	1,000	119,130
Total Rail		192,348
Real Estate - Diversified – 1.2%
Vornado Realty Trust	2,400	282,504
Refineries – 0.5%
Valero Energy Corp.	1,400	69,300
Western Refinancing, Inc.	1,700	64,226
Total Refineries		133,526
Regional Malls – 2.0%
CBL & Associates Properties, Inc.	9,800	190,316
Simon Property Group, Inc.	1,700	309,587
Total Regional Malls		499,903
Residential – 1.7%
AvalonBay Communities, Inc.	1,000	163,390
Camden Property Trust	1,400	103,376
Mid-America Apartment Communities, Inc.	2,100	156,828
Total Residential		423,594
Self Storage – 0.3%
Iron Mountain, Inc.	1,700	65,722
Specialty – 0.8%
Outfront Media, Inc.	7,500	201,300

See Notes to Financial Statements.
2014 Annual Report39

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Strip Centers – 0.9%
Brixmor Property Group, Inc.	5,200	$ 129,168
Washington Prime Group, Inc.	5,400	92,988
Total Strip Centers		222,156
Telecommunications – 3.3%
American Tower Corp.	5,800	573,330
Crown Castle International Corp.	3,000	236,100
Total Telecommunications		809,430
Timber – 0.2%
Plum Creek Timber Company, Inc.	1,200	51,348
Transmission & Distribution – 0.3%
PG&E Corp.	1,200	63,888
Utility – 0.2%
Tallgrass Energy Partners LP	900	40,230
Water – 0.5%
American Water Works Company Inc.	2,300	122,590
Total UNITED STATES		8,989,556
Total COMMON STOCKS (Cost $16,468,620)		16,035,010

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS – 24.5%
BELGIUM – 1.0%
Energy – 1.0%
LBC Tank Terminals Holding Netherlands BV	6.88%	05/15/23	$ 250	$ 251,250
Total BELGIUM				251,250
BERMUDA – 1.0%
Transportation – 1.0%
Teekay Offshore Partners LP	6.00	07/30/19	250	230,000
Total BERMUDA				230,000
GREECE – 1.0%
Services – 1.0%
Dynagas LNG Partners LP	6.25	10/30/19	250	232,500
Total GREECE				232,500
LUXEMBOURG – 1.0%
Telecommunications – 1.0%
Intelsat Luxembourg SA	7.75	06/01/21	250	250,625
Total LUXEMBOURG				250,625
SINGAPORE – 1.0%
Financial Services – 1.0%
Puma International Financing SA	6.75	02/01/21	250	242,250
Total SINGAPORE				242,250

See Notes to Financial Statements.
40Brookfield Investment Management Inc.

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
UNITED STATES – 19.5%
Energy – 5.9%
Blue Racer Midstream LLC [2]	6.13%	11/15/22	$ 250	$ 241,250
Chesapeake Energy Corp.	4.88	04/15/22	250	243,125
EV Energy Partners LP	8.00	04/15/19	250	212,500
Ferrellgas LP	6.75	01/15/22	250	244,375
Holly Energy Partners LP	6.50	03/01/20	250	247,500
Tesoro Logistics LP	5.88	10/01/20	250	250,625
Total Energy				1,439,375
Media – 3.2%
CCO Holdings LLC	6.63	01/31/22	250	265,625
Lamar Media Corp.	5.38	01/15/24	250	257,500
Mediacom Broadband LLC	6.38	04/01/23	250	256,250
Total Media				779,375
Services – 4.0%
Casella Waste Systems, Inc.	7.75	02/15/19	250	253,750
Iron Mountain, Inc.	6.00	08/15/23	250	260,000
MasTec, Inc.	4.88	03/15/23	200	188,000
United Rentals North America, Inc.	7.63	04/15/22	250	274,875
Total Services				976,625
Healthcare – 1.1%
HCA, Inc.	5.88	05/01/23	250	263,437
Telecommunications – 4.2%
Crown Castle International Corp.	5.25	01/15/23	250	255,000
Fairpoint Communications, Inc. [2]	8.75	08/15/19	250	251,250
Frontier Communications Corp.	7.63	04/15/24	250	257,500
Level 3 Financing, Inc.	6.13	01/15/21	250	258,750
Total Telecommunications				1,022,500
Utility – 1.1%
Calpine Corp. [2]	5.88	01/15/24	250	266,250
Total UNITED STATES				4,747,562
Total CORPORATE BONDS (Cost $6,110,446)				5,954,187

	Shares	Value
PREFERRED STOCKS – 5.0%
UNITED STATES – 5.0%
Office – 2.2%
CoreSite Realty Corp., Series A, 7.25%	9,700	$ 248,417
Equity Commonwealth, 6.50%	9,600	230,592
Kilroy Realty Corp., 6.38%	2,500	62,500
Total Office		541,509
Residential – 0.8%
American Homes 4 Rent, 5.00%	7,700	190,036

See Notes to Financial Statements.
2014 Annual Report41

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2014

	Shares	Value
PREFERRED STOCKS (continued)
Self Storage – 1.0%
Public Storage, 5.63%	10,000	$ 245,300
Strip Centers – 0.2%
DDR Corp., 6.25%	2,500	62,550
Triple Net Lease – 0.8%
EPR Properties, 6.63%	2,500	63,000
Gramercy Property Trust, Inc., 7.13%	4,826	124,270
Total Triple Net Lease		187,270
Total UNITED STATES		1,226,665
Total PREFERRED STOCKS (Cost $1,237,469)		1,226,665
Total Investments – 95.4% (Cost $23,816,535)		23,215,862
Other Assets in Excess of Liabilities – 4.6%		1,132,132
TOTAL NET ASSETS – 100.0%		$ 24,347,994

The following notes should be read in conjunction with the accompanying Schedule of Investments.
1	— Non-income producing security.
2	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2014, the total value of all such securities was $758,750 or 3.1% of net assets.

See Notes to Financial Statements.
42Brookfield Investment Management Inc.

BROOKFIELD INVESTMENT FUNDS
Statements of Assets and Liabilities
December 31, 2014

	Infrastructure Fund	Global Real Estate Fund	U.S. Real Estate Fund	Real Assets Fund
Assets:
Investments in securities, at value (Note 2)	$479,682,780	$321,687,991	$31,478,735	$23,215,862
Cash	173,964	9,633,376	1,336,919	877,205
Dividends receivable, net	1,022,357	948,165	120,846	149,502
Receivable for investments sold	4,877,399	3,231,129	467,713	101,407
Receivable for fund shares sold	645,353	9,794,598	—	—
Net receivable from Adviser	—	—	14,541	24,618
Deferred offering costs	—	—	—	107,741
Prepaid expenses	56,449	34,452	7,078	500
Total assets	486,458,302	345,329,711	33,425,832	24,476,835
Liabilities:
Payable for investments purchased	1,159,053	1,810,626	325,932	83,976
Payable for fund shares purchased	2,054,740	40,352	8,083	—
Short term loan payable (Note 6)	2,917,000	—	—	—
Short term loan payable interest	369	—	—	—
Distribution fee payable	221,539	9,652	—	2
Investment advisory fee payable	187,829	94,344	—	—
Administration fee payable	61,904	40,617	—	—
Trustees' fee payable	6,543	4,445	1,780	1,715
Accrued expenses	191,589	121,555	71,442	43,148
Total liabilities	6,800,566	2,121,591	407,237	128,841
Commitments and contingencies (Note 8)
Net Assets	$479,657,736	$343,208,120	$33,018,595	$24,347,994
Composition of Net Assets:
Paid-in capital (Note 5)	$436,036,273	$331,774,480	$28,580,234	$25,058,077
Distributions in excess of net investment income	(2,137,031)	(3,536,301)	—	(19,720)
Accumulated net realized gain (loss) on investment transactions and foreign currency transactions	(6,879,354)	(1,078,820)	711,294	(89,841)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	52,637,848	16,048,761	3,727,067	(600,522)
Net assets applicable to capital shares outstanding	$479,657,736	$343,208,120	$33,018,595	$24,347,994
Total investments at cost	$427,026,952	$305,633,462	$27,751,668	$23,816,535
Net Assets
Class A Shares — Net Assets	$ 74,164,351	$ 5,811,825	$ 122,894	$ 974
Shares outstanding	5,241,787	436,928	10,440	100
Net asset value and redemption price per share	$ 14.15	$ 13.30	$ 11.77	$ 9.72*
Offering price per share based on a maximum sales charge of 4.75%	$ 14.86	$ 13.96	$ 12.36	$ 10.20
Class C Shares — Net Assets	$ 33,469,824	$ 4,187,616	$ 1,298	$ 973
Shares outstanding	2,393,503	316,173	110	100
Net asset value and redemption price per share	$ 13.98	$ 13.24	$ 11.77*	$ 9.72*
Class Y Shares — Net Assets	$199,436,278	$120,366,560	$ 118,397	$ 975
Shares outstanding	14,067,462	9,033,293	10,061	100
Net asset value and redemption price per share	$ 14.18	$ 13.32	$ 11.77	$ 9.72*
Class I Shares — Net Assets	$172,587,283	$212,842,119	$32,776,006	$24,345,072
Shares outstanding	12,162,343	15,982,152	2,784,755	2,506,394
Net asset value and redemption price per share	$ 14.19	$ 13.32	$ 11.77	$ 9.71

*	Net asset value does not calculate due to fractional shares outstanding.

See Notes to Financial Statements.
2014 Annual Report43

BROOKFIELD INVESTMENT FUNDS
Statements of Operations
For the Year Ended December 31, 2014

	Infrastructure Fund	Global Real Estate Fund	U.S. Real Estate Fund	Real Assets Fund[1]
Investment Income:
Dividends (net of foreign withholding tax of $889,984, $225,664, $0 and $2,977)	$10,513,586	$ 7,102,123	$1,248,741	$ 60,497
Interest	—	—	—	35,396
Total investment income	10,513,586	7,102,123	1,248,741	95,893
Expenses:
Investment advisory fees (Note 3)	3,834,812	1,393,505	219,778	23,926
Administration fees (Note 3)	676,732	278,701	43,956	4,222
Distribution fees — Class A	251,495	15,037	126	1
Distribution fees — Class C	258,072	25,292	11	1
Fund accounting fees	195,186	100,652	68,693	12,818
Transfer agent fees	139,456	62,430	52,435	5,824
Custodian fees	137,043	95,931	7,822	2,653
Legal fees	102,032	40,548	11,898	527
Registration fees	72,854	66,661	98,985	2,837
Reports to shareholders	68,359	21,771	5,293	1,956
Trustees' fees	54,328	45,685	37,358	1,715
Insurance	48,426	15,170	1,038	—
Audit and tax services	41,778	35,977	46,141	20,511
Miscellaneous	15,210	7,159	5,568	903
Interest expense	369	—	—	—
Offering fees	—	—	32,278	14,010
Total operating expenses	5,896,152	2,204,519	631,380	91,904
Less expenses reimbursed by the investment adviser (Note 3)	(423,903)	(399,082)	(352,858)	(60,940)
Net expenses	5,472,249	1,805,437	278,522	30,964
Net investment income	5,041,337	5,296,686	970,219	64,929
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Translations:
Net realized gain (loss) on:
Investments	$17,070,258	$11,243,848	$2,983,070	$ (89,676)
Foreign currency transactions	(687,605)	(443,700)	—	(19,886)
Net realized gain (loss)	$16,382,653	$10,800,148	$2,983,070	$(109,562)
Net change in unrealized appreciation (depreciation) on:
Investments	$ 4,269,908	$15,495,608	$3,431,648	$(600,673)
Foreign currency translations	(24,401)	(5,613)	—	151
Net change in unrealized appreciation (depreciation)	$ 4,245,507	$15,489,995	$3,431,648	$(600,522)
Net realized and unrealized gain (loss)	20,628,160	26,290,143	6,414,718	(710,084)
Net increase (decrease) in net assets resulting from operations	$25,669,497	$31,586,829	$7,384,937	$(645,155)

[1]	For the period November 19, 2014 (commencement of operations) through December 31, 2014.

See Notes to Financial Statements.
44Brookfield Investment Management Inc.

BROOKFIELD INVESTMENT FUNDS
Statements of Changes in Net Assets

	Infrastructure Fund		Global Real Estate Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Increase in Net Assets Resulting from Operations:
Net investment income	$ 5,041,337	$ 3,779,084	$ 5,296,686	$ 1,484,707
Net realized gain on investments and foreign currency transactions	16,382,653	6,409,677	10,800,148	3,622,176
Net unrealized appreciation (depreciation) on investments and foreign currency translations	4,245,507	41,563,851	15,489,995	(2,827,513)
Net increase in net assets resulting from operations	25,669,497	51,752,612	31,586,829	2,279,370
Distributions to Shareholders:
From net investment income:
Class A shares	(1,545,898)	(1,182,363)	(213,325)	(68,747)
Class C shares	(247,600)	(104,963)	(107,792)	(7,457)
Class Y shares	(2,383,478)	(808,000)	(3,765,253)	(535,110)
Class I shares	(2,603,342)	(2,757,379)	(5,748,154)	(1,425,136)
From net realized gain on investments:
Class A shares	(2,893,157)	(799,350)	(146,615)	(176,957)
Class C shares	(1,309,663)	(118,438)	(106,536)	(32,633)
Class Y shares	(7,844,321)	(577,619)	(3,014,847)	(1,666,498)
Class I shares	(6,626,031)	(1,416,412)	(5,243,265)	(2,711,697)
Total distributions paid	(25,453,490)	(7,764,524)	(18,345,787)	(6,624,235)
Capital Share Transactions (Note 5):
Proceeds from shares sold	330,468,112	280,609,570	273,420,839	120,730,845
Reinvestment of distributions	21,926,742	7,099,249	14,280,837	6,408,539
Cost of shares redeemed	(253,824,916)	(71,662,604)	(85,114,013)	(33,219,288)
Redemption fees	45,535	28,172	63,661	7,213
Net increase in capital share transactions	98,615,473	216,074,387	202,651,324	93,927,309
Total increase in net assets	98,831,480	260,062,475	215,892,366	89,582,444
Net Assets:
Beginning of year	380,826,256	120,763,781	127,315,754	37,733,310
End of year	$ 479,657,736	$380,826,256	$343,208,120	$127,315,754
(including undistributed (distributions in excess of) net investment income)	$ (2,137,031)	$ 4,782	$ (3,536,301)	$ (773,886)

See Notes to Financial Statements.
2014 Annual Report45

BROOKFIELD INVESTMENT FUNDS
Statements of Changes in Net Assets (continued)

	U.S. Real Estate Fund		Real Assets Fund
	For the Year Ended December 31, 2014	For the Period December 11, 2013[1] through December 31, 2013	For the Period November 19, 2014[1] through December 31, 2014
Increase in Net Assets Resulting from Operations:
Net investment income	$ 970,219	$ 100,071	$ 64,929
Net realized gain (loss) on investments and foreign currency transactions	2,983,070	12,003	(109,562)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	3,431,648	295,419	(600,522)
Net increase (decrease) in net assets resulting from operations	7,384,937	407,493	(645,155)
Distributions to Shareholders:
From net investment income:
Class A shares	(2,745)	(5)	(2)
Class C shares	(28)	(5)	(2)
Class Y shares	(2,413)	(5)	(3)
Class I shares	(978,320)	(136,870)	(72,345)
From net realized gain on investments:
Class A shares	(8,924)	—	—
Class C shares	(89)	—	—
Class Y shares	(8,344)	—	—
Class I shares	(2,233,975)	—	—
Total distributions paid	(3,234,838)	(136,885)	(72,352)
Capital Share Transactions (Note 5):
Proceeds from shares sold	248,364	25,004,000	25,004,000
Reinvestment of distributions	3,234,839	136,885	61,501
Cost of shares redeemed	(26,200)	—	—
Net increase in capital share transactions	3,457,003	25,140,885	25,065,501
Total increase in net assets	7,607,102	25,411,493	24,347,994
Net Assets:
Beginning of period	25,411,493	—	—
End of period	$33,018,595	$25,411,493	$24,347,994
(including distributions in excess of net investment income)	$ —	$ —	$ (19,720)

[1]	Commencement of operations.

See Notes to Financial Statements.
46Brookfield Investment Management Inc.

Brookfield Global Listed Infrastructure Fund
Financial Highlights

Class A	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Period December 29, 2011[1] through December 31, 2011
Per Share Operating Performance:
Net asset value, beginning of period	$ 13.91	$ 11.61	$ 10.15	$ 10.13
Net investment income[2]	0.15	0.17	0.21	0.00 [3]
Net realized and unrealized gain on investment transactions	0.88	2.46	1.50	0.02
Net increase in net asset value resulting from operations	1.03	2.63	1.71	0.02
Distributions from net investment income	(0.22)	(0.22)	(0.11)	(0.00) [3]
Distributions from net realized capital gain	(0.57)	(0.11)	(0.14)	—
Total distributions paid	(0.79)	(0.33)	(0.25)	(0.00) [3]
Redemption fees	0.00 [3]	0.00 [3]	0.00 [3]	—
Net asset value, end of period	$ 14.15	$ 13.91	$ 11.61	$ 10.15
Total Investment Return†	7.27%	22.86%	16.87%	0.20% [4]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$74,164	$104,349	$16,547	$ 2,302
Gross operating expenses	1.44%	1.51%	2.16%	34.45% [5]
Net expenses, including fee waivers and reimbursement	1.35%	1.35%	1.42%	1.60% [5]
Net investment income (loss)	1.01%	1.30%	1.85%	(1.60)% [5]
Net investment income (loss), excluding the effect of fee waivers and reimbursement	0.92%	1.14%	1.11%	(34.45)% [5]
Portfolio turnover rate	85%	64%	88%	1% [4]

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
[1]	Commencement of operations.
[2]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[3]	Rounds to less than $0.005.
[4]	Not annualized.
[5]	Annualized.

Class C	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Period May 1, 2012[1] through December 31, 2012
Per Share Operating Performance:
Net asset value, beginning of period	$ 13.80	$ 11.57	$11.02
Net investment income[2]	0.04	0.08	0.10
Net realized and unrealized gain on investment transactions	0.86	2.43	0.69
Net increase in net asset value resulting from operations	0.90	2.51	0.79
Distributions from net investment income	(0.15)	(0.17)	(0.10)
Distributions from net realized capital gain	(0.57)	(0.11)	(0.14)
Total distributions paid	(0.72)	(0.28)	(0.24)
Redemption fees	0.00 [3]	0.00 [3]	—
Net asset value, end of period	$ 13.98	$ 13.80	$11.57
Total Investment Return†	6.41%	21.85%	7.19% [4]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$33,470	$15,378	$ 829
Gross operating expenses	2.19%	2.26%	2.63% [5]
Net expenses, including fee waivers and reimbursement	2.10%	2.10%	2.13% [5]
Net investment income	0.24%	0.58%	1.67% [5]
Net investment income, excluding the effect of fee waivers and reimbursement	0.15%	0.42%	0.17% [5]
Portfolio turnover rate	85%	64%	88% [4]

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
[1]	Commencement of operations.
[2]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[3]	Rounds to less than $0.005.
[4]	Not annualized.
[5]	Annualized.

See Notes to Financial Statements.
2014 Annual Report47

Brookfield Global Listed Infrastructure Fund
Financial Highlights

Class Y	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Period December 1, 2011[1] through December 31, 2011
Per Share Operating Performance:
Net asset value, beginning of period	$ 13.93	$ 11.62	$ 10.15	$ 10.00
Net investment income[2]	0.19	0.19	0.24	0.03
Net realized and unrealized gain on investment transactions	0.88	2.47	1.49	0.13
Net increase in net asset value resulting from operations	1.07	2.66	1.73	0.16
Distributions from net investment income	(0.25)	(0.24)	(0.12)	(0.01)
Distributions from net realized capital gain	(0.57)	(0.11)	(0.14)	—
Total distributions paid	(0.82)	(0.35)	(0.26)	(0.01)
Redemption fees	0.00 [3]	0.00 [3]	—	—
Net asset value, end of period	$ 14.18	$ 13.93	$ 11.62	$ 10.15
Total Investment Return†	7.54%	23.11%	17.06%	1.58% [4]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$199,436	$76,014	$20,300	$ 13
Gross operating expenses	1.19%	1.26%	1.67%	18.59% [5]
Net expenses, including fee waivers and reimbursement	1.10%	1.10%	1.13%	1.35% [5]
Net investment income	1.22%	1.49%	2.86%	1.66% [5]
Net investment income (loss), excluding the effect of fee waivers and reimbursement	1.13%	1.33%	2.32%	(15.39)% [5]
Portfolio turnover rate	85%	64%	88%	1% [4]

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
[1]	Commencement of operations.
[2]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[3]	Rounds to less than $0.005.
[4]	Not annualized.
[5]	Annualized.

Class I	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Period December 1, 2011[1] through December 31, 2011
Per Share Operating Performance:
Net asset value, beginning of period	$ 13.94	$ 11.63	$ 10.15	$ 10.00
Net investment income[2]	0.18	0.19	0.24	0.02
Net realized and unrealized gain on investment transactions	0.89	2.47	1.50	0.14
Net increase in net asset value resulting from operations	1.07	2.66	1.74	0.16
Distributions from net investment income	(0.25)	(0.24)	(0.12)	(0.01)
Distributions from net realized capital gain	(0.57)	(0.11)	(0.14)	—
Total distributions paid	(0.82)	(0.35)	(0.26)	(0.01)
Redemption fees	0.00 [3]	0.00 [3]	—	—
Net asset value, end of period	$ 14.19	$ 13.94	$ 11.63	$ 10.15
Total Investment Return†	7.53%	23.09%	17.16%	1.58% [4]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$172,587	$185,085	$83,088	$10,117
Gross operating expenses	1.19%	1.26%	1.78%	19.53% [5]
Net expenses, including fee waivers and reimbursement	1.10%	1.10%	1.17%	1.35% [5]
Net investment income	1.21%	1.49%	2.06%	1.66% [5]
Net investment income (loss), excluding the effect of fee waivers and reimbursement	1.12%	1.33%	1.45%	(16.34)% [5]
Portfolio turnover rate	85%	64%	88%	1% [4]

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
[1]	Commencement of operations.
[2]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[3]	Rounds to less than $0.005.
[4]	Not annualized.
[5]	Annualized.

See Notes to Financial Statements.
48Brookfield Investment Management Inc.

Brookfield Global Listed Real Estate Fund
Financial Highlights

Class A	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Period May 1, 2012[1] through December 31, 2012
Per Share Operating Performance:
Net asset value, beginning of period	$11.85	$11.99	$11.57
Net investment income[2]	0.35	0.21	0.14
Net realized and unrealized gain on investment transactions	1.92	0.38	1.50
Net increase in net asset value resulting from operations	2.27	0.59	1.64
Distributions from net investment income	(0.47)	(0.25)	(0.55)
Distributions from net realized capital gain	(0.35)	(0.48)	(0.67)
Total distributions paid	(0.82)	(0.73)	(1.22)
Redemption fees	0.00 [3]	0.00 [3]	—
Net asset value, end of period	$13.30	$11.85	$11.99
Total Investment Return†	19.25%	4.99%	14.89% [4]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$5,812	$4,942	$ 639
Gross operating expenses	1.41%	1.66%	2.54% [5]
Net expenses, including fee waivers and reimbursement	1.20%	1.20%	1.23% [5]
Net investment income	2.64%	1.69%	2.08% [5]
Net investment income, excluding the effect of fee waivers and reimbursement	2.43%	1.23%	0.77% [5]
Portfolio turnover rate	108%	147%	106% [4]

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
[1]	Commencement of operations.
[2]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[3]	Rounds to less than $0.005.
[4]	Not annualized.
[5]	Annualized.

Class C	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Period May 1, 2012[1] through December 31, 2012
Per Share Operating Performance:
Net asset value, beginning of period	$11.83	$12.00	$11.57
Net investment income[2]	0.31	0.11	0.07
Net realized and unrealized gain on investment transactions	1.85	0.39	1.52
Net increase in net asset value resulting from operations	2.16	0.50	1.59
Distributions from net investment income	(0.40)	(0.19)	(0.49)
Distributions from net realized capital gain	(0.35)	(0.48)	(0.67)
Total distributions paid	(0.75)	(0.67)	(1.16)
Net asset value, end of period	$13.24	$11.83	$12.00
Total Investment Return†	18.27%	4.18%	14.39% [4]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$4,188	$ 833	$ 67
Gross operating expenses	2.16%	2.41%	3.55% [5]
Net expenses, including fee waivers and reimbursement	1.95%	1.95%	2.04% [5]
Net investment income	2.31%	0.91%	1.29% [5]
Net investment income (loss), excluding the effect of fee waivers and reimbursement	2.10%	0.45%	(0.22)% [5]
Portfolio turnover rate	108%	147%	106% [4]

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
[1]	Commencement of operations.
[2]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[3]	Rounds to less than $0.005.
[4]	Not annualized.
[5]	Annualized.

See Notes to Financial Statements.
2014 Annual Report49

Brookfield Global Listed Real Estate Fund
Financial Highlights

Class Y	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Period December 1, 2011[1] through December 31, 2011
Per Share Operating Performance:
Net asset value, beginning of period	$ 11.87	$ 12.01	$10.02	$ 10.00
Net investment income[2]	0.41	0.25	0.22	0.04
Net realized and unrealized gain on investment transactions	1.90	0.37	3.00	0.02
Net increase in net asset value resulting from operations	2.31	0.62	3.22	0.06
Distributions from net investment income	(0.51)	(0.28)	(0.56)	(0.04)
Distributions from net realized capital gain	(0.35)	(0.48)	(0.67)	—
Total distributions paid	(0.86)	(0.76)	(1.23)	(0.04)
Redemption fees	0.00 [3]	0.00 [3]	—	—
Net asset value, end of period	$ 13.32	$ 11.87	$12.01	$ 10.02
Total Investment Return†	19.51%	5.20%	32.93%	0.59% [4]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$120,367	$51,694	$9,101	$ 13
Gross operating expenses	1.16%	1.41%	3.24%	25.79% [5]
Net expenses, including fee waivers and reimbursement	0.95%	0.95%	1.11%	1.25% [5]
Net investment income	3.09%	1.98%	3.64%	3.35% [5]
Net investment income (loss), excluding the effect of fee waivers and reimbursement	2.88%	1.52%	1.51%	(21.19)% [5]
Portfolio turnover rate	108%	147%	106%	0% [4]

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
[1]	Commencement of operations.
[2]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[3]	Rounds to less than $0.005.
[4]	Not annualized.
[5]	Annualized.

Class I	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Period December 1, 2011[1] through December 31, 2011
Per Share Operating Performance:
Net asset value, beginning of period	$ 11.86	$ 12.00	$ 10.02	$ 10.00
Net investment income[2]	0.36	0.23	0.21	0.04
Net realized and unrealized gain on investment transactions	1.96	0.39	3.00	0.02
Net increase in net asset value resulting from operations	2.32	0.62	3.21	0.06
Distributions from net investment income	(0.51)	(0.28)	(0.56)	(0.04)
Distributions from net realized capital gain	(0.35)	(0.48)	(0.67)	—
Total distributions paid	(0.86)	(0.76)	(1.23)	(0.04)
Redemption fees	0.00 [3]	0.00 [3]	—	—
Net asset value, end of period	$ 13.32	$ 11.86	$ 12.00	$ 10.02
Total Investment Return†	19.61%	5.20%	32.83%	0.59% [4]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$212,842	$69,846	$27,926	$ 5,041
Gross operating expenses	1.16%	1.41%	2.65%	25.79% [5]
Net expenses, including fee waivers and reimbursement	0.95%	0.95%	1.05%	1.25% [5]
Net investment income	2.69%	1.86%	1.81%	3.35% [5]
Net investment income (loss), excluding the effect of fee waivers and reimbursement	2.48%	1.40%	0.21%	(21.19)% [5]
Portfolio turnover rate	108%	147%	106%	0% [4]

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
[1]	Commencement of operations.
[2]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[3]	Rounds to less than $0.005.
[4]	Not annualized.
[5]	Annualized.

See Notes to Financial Statements.
50Brookfield Investment Management Inc.

Brookfield U.S. Listed Real Estate Fund
Financial Highlights

Class A	For the Year Ended December 31, 2014	For the Period December 11, 2013[1] through December 31, 2013
Per Share Operating Performance:
Net asset value, beginning of period	$10.11	$10.00
Net investment income[3]	0.68	0.04
Net realized and unrealized gain on investment transactions	2.22	0.12
Net increase in net asset value resulting from operations	2.90	0.16
Distributions from net investment income	(0.36)	(0.05)
Distributions from net realized capital gain	(0.88)	—
Total distributions paid	(1.24)	(0.05)
Net asset value, end of period	$11.77	$10.11
Total Investment Return†	28.66%	1.62% [4]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$ 123	$ 1
Gross operating expenses	2.40%	3.82% [2,5]
Net expenses, including fee waivers and reimbursement	1.20%	0.80% [2,5]
Net investment income	5.61%	8.17% [2,5]
Net investment income, excluding the effect of fee waivers and reimbursement	4.41%	5.15% [2,5]
Portfolio turnover rate	86%	4% [4]

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
[1]	Commencement of operations.
[2]	Organization costs were not annualized in the calculation of the income and expense ratios. If these expenses were annualized, the gross and net expense ratios would have been 4.16% and 1.20%, respectively.
[3]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[4]	Not annualized.
[5]	Annualized.

Class C	For the Year Ended December 31, 2014	For the Period December 11, 2013[1] through December 31, 2013
Per Share Operating Performance:
Net asset value, beginning of period	$10.11	$10.00
Net investment income[3]	0.26	0.04
Net realized and unrealized gain on investment transactions	2.56	0.12
Net increase in net asset value resulting from operations	2.82	0.16
Distributions from net investment income	(0.28)	(0.05)
Distributions from net realized capital gain	(0.88)	—
Total distributions paid	(1.16)	(0.05)
Net asset value, end of period	$11.77	$10.11
Total Investment Return†	27.78%	1.58% [4]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$ 1	$ 1
Gross operating expenses	3.15%	4.54% [2,5]
Net expenses, including fee waivers and reimbursement	1.95%	1.52% [2,5]
Net investment income	2.27%	7.45% [2,5]
Net investment income, excluding the effect of fee waivers and reimbursement	1.07%	4.43% [2,5]
Portfolio turnover rate	86%	4% [4]

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
[1]	Commencement of operations.
[2]	Organization costs were not annualized in the calculation of the income and expense ratios. If these expenses were annualized, the gross and net expense ratios would have been 4.89% and 1.95%, respectively.
[3]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[4]	Not annualized.
[5]	Annualized.

See Notes to Financial Statements.
2014 Annual Report51

Brookfield U.S. Listed Real Estate Fund
Financial Highlights

Class Y	For the Year Ended December 31, 2014	For the Period December 11, 2013[1] through December 31, 2013
Per Share Operating Performance:
Net asset value, beginning of period	$10.11	$10.00
Net investment income[3]	0.83	0.04
Net realized and unrealized gain on investment transactions	2.10	0.12
Net increase in net asset value resulting from operations	2.93	0.16
Distributions from net investment income	(0.39)	(0.05)
Distributions from net realized capital gain	(0.88)	—
Total distributions paid	(1.27)	(0.05)
Net asset value, end of period	$11.77	$10.11
Total Investment Return†	28.98%	1.64% [4]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$ 118	$ 1
Gross operating expenses	2.15%	3.46% [2,5]
Net expenses, including fee waivers and reimbursement	0.95%	0.44% [2,5]
Net investment income	6.78%	8.54% [2,5]
Net investment income, excluding the effect of fee waivers and reimbursement	5.58%	5.52% [2,5]
Portfolio turnover rate	86%	4% [4]

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
[1]	Commencement of operations.
[2]	Organization costs were not annualized in the calculation of the income and expense ratios. If these expenses were annualized, the gross and net expense ratios would have been 3.80% and 0.95%, respectively.
[3]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[4]	Not annualized.
[5]	Annualized.

Class I	For the Year Ended December 31, 2014	For the Period December 11, 2013[1] through December 31, 2013
Per Share Operating Performance:
Net asset value, beginning of period	$ 10.11	$ 10.00
Net investment income[3]	0.38	0.04
Net realized and unrealized gain on investment transactions	2.55	0.12
Net increase in net asset value resulting from operations	2.93	0.16
Distributions from net investment income	(0.39)	(0.05)
Distributions from net realized capital gain	(0.88)	—
Total distributions paid	(1.27)	(0.05)
Net asset value, end of period	$ 11.77	$ 10.11
Total Investment Return†	28.98%	1.64% [4]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$32,776	$25,408
Gross operating expenses	2.15%	3.59% [2,5]
Net expenses, including fee waivers and reimbursement	0.95%	0.61% [2,5]
Net investment income	3.30%	7.58% [2,5]
Net investment income, excluding the effect of fee waivers and reimbursement	2.10%	4.60% [2,5]
Portfolio turnover rate	86%	4% [4]

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
[1]	Commencement of operations.
[2]	Organization costs were not annualized in the calculation of the income and expense ratios. If these expenses were annualized, the gross and net expense ratios would have been 3.93% and 0.95%, respectively.
[3]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[4]	Not annualized.
[5]	Annualized.

See Notes to Financial Statements.
52Brookfield Investment Management Inc.

Brookfield Real Assets Securities Fund
Financial Highlights

Class A	For the Period November 19, 2014[1] through December 31, 2014
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Net investment income[2]	0.03
Net realized and unrealized loss on investment transactions	(0.29)
Net decrease in net asset value resulting from operations	(0.26)
Distributions from net investment income	(0.02)
Net asset value, end of period	$ 9.72
Total Investment Return†	-2.55% [3]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$ 1
Gross operating expenses	3.56% [4]
Net expenses, including fee waivers and reimbursement	1.35% [4]
Net investment income	2.33% [4]
Net investment income, excluding the effect of fee waivers and reimbursement	0.12% [4]
Portfolio turnover rate	7% [3]

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
[1]	Commencement of operations.
[2]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[3]	Not annualized.
[4]	Annualized.

Class C	For the Period November 19, 2014[1] through December 31, 2014
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Net investment income[2]	0.03
Net realized and unrealized loss on investment transactions	(0.29)
Net decrease in net asset value resulting from operations	(0.26)
Distributions from net investment income	(0.02)
Net asset value, end of period	$ 9.72
Total Investment Return†	-2.63% [3]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$ 1
Gross operating expenses	4.31% [4]
Net expenses, including fee waivers and reimbursement	2.10% [4]
Net investment income	2.25% [4]
Net investment income, excluding the effect of fee waivers and reimbursement	0.04% [4]
Portfolio turnover rate	7% [3]

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
[1]	Commencement of operations.
[2]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[3]	Not annualized.
[4]	Annualized.

See Notes to Financial Statements.
2014 Annual Report53

Brookfield Real Assets Securities Fund
Financial Highlights

Class Y	For the Period November 19, 2014[1] through December 31, 2014
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Net investment income[2]	0.03
Net realized and unrealized loss on investment transactions	(0.28)
Net decrease in net asset value resulting from operations	(0.25)
Distributions from net investment income	(0.03)
Net asset value, end of period	$ 9.72
Total Investment Return†	-2.51% [3]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$ 1
Gross operating expenses	3.31% [4]
Net expenses, including fee waivers and reimbursement	1.10% [4]
Net investment income	2.36% [4]
Net investment income, excluding the effect of fee waivers and reimbursement	0.15% [4]
Portfolio turnover rate	7% [3]

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
[1]	Commencement of operations.
[2]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[3]	Not annualized.
[4]	Annualized.

Class I	For the Period November 19, 2014[1] through December 31, 2014
Per Share Operating Performance:
Net asset value, beginning of period	$ 10.00
Net investment income[2]	0.03
Net realized and unrealized loss on investment transactions	(0.29)
Net decrease in net asset value resulting from operations	(0.26)
Distributions from net investment income	(0.03)
Net asset value, end of period	$ 9.71
Total Investment Return†	-2.61% [3]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$24,345
Gross operating expenses	3.31% [4]
Net expenses, including fee waivers and reimbursement	1.10% [4]
Net investment income	2.31% [4]
Net investment income, excluding the effect of fee waivers and reimbursement	0.10% [4]
Portfolio turnover rate	7% [3]

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
[1]	Commencement of operations.
[2]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[3]	Not annualized.
[4]	Annualized.

See Notes to Financial Statements.
54Brookfield Investment Management Inc.

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements
December 31, 2014

1.Organization
Brookfield Investment Funds (the “Trust”) was organized as a statutory trust under the laws of the State of Delaware on May 12, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently consists of four series portfolios: the Brookfield Global Listed Infrastructure Fund (the “Infrastructure Fund”), the Brookfield Global Listed Real Estate Fund (the “Global Real Estate Fund”), the Brookfield U.S. Listed Real Estate Fund (the “U.S. Real Estate Fund”) and the Brookfield Real Assets Securities Fund (the “Real Assets Fund”) (each, a “Fund,” and collectively, the “Funds”). The Infrastructure Fund, Global Real Estate Fund and Real Assets Fund are each a diversified open-end management investment company and the U.S. Real Estate Fund is a non-diversified open-end management investment company.
Each Fund currently has four classes of shares: Class A, Class C, Class Y and Class I shares. Each class represents an interest in the same portfolio of assets and has identical voting, dividend, liquidation and other rights except that: (i) Class A shares have a maximum front end sales charge of 4.75% and Class C shares have a maximum deferred sales charge of 1.00%; (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The assets belonging to a particular Fund belong to that Fund for all purposes, and to no other Fund, subject only to the rights of creditors of that Fund.
Brookfield Investment Management Inc. (the “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as investment adviser to the Funds.
The investment objective of each Fund is to seek total return through growth of capital and current income. Each Fund's investment objective is not fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval, upon not less than 60 days prior written notice to shareholders. There can be no assurance that each Fund will achieve it's investment objective.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.
Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.
2014 Annual Report55

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2014

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last quoted price as of the close of business on the valuation date. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.
Fair valuation procedures may be used to value a substantial portion of the assets of each Fund. A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Trust’s Board has adopted procedures for the valuation of each Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in a Fund’s portfolio. Pursuant to the procedures, securities in a Fund are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. However, if (i) a market value or price is not readily available, (ii) the available quotations are not believed to be reflective of market value by the Adviser, or (iii) a significant event has occurred that would materially affect the value of the security, the security is fair valued, as determined in good faith, by the Adviser’s Valuation Committee. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. As of December 31, 2014, there were no Fund securities that were fair valued by the Adviser’s Valuation Committee.
The Funds have established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
56Brookfield Investment Management Inc.

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2014

Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of assets or liabilities)
The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of the Adviser’s Valuation Committee. If the Adviser’s Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service providers, who are subject to oversight by the Adviser), regularly compares one of its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
Infrastructure Fund
The following table summarizes the Infrastructure Fund's investments categorized in the disclosure hierarchy as of December 31, 2014:
Valuation Inputs	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ —	$ 20,148,945	$ —	$ 20,148,945
Bermuda	8,015,175	—	—	8,015,175
Brazil	9,779,568	—	—	9,779,568
Canada	59,625,076	—	—	59,625,076
China	—	18,879,708	—	18,879,708
France	—	18,171,458	—	18,171,458
Italy	—	21,506,358	—	21,506,358
Japan	—	9,816,333	—	9,816,333
Mexico	1,801,263	—	—	1,801,263
Netherlands	—	4,970,306	—	4,970,306
Spain	—	10,785,816	—	10,785,816
Switzerland	—	5,007,018	—	5,007,018
United Kingdom	—	42,402,419	—	42,402,419
United States	248,773,337	—	—	248,773,337
Total	$ 327,994,419	$ 151,688,361	$ —	$ 479,682,780
For further information regarding security characteristics, see the Schedule of Investments.
2014 Annual Report57

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2014

Level 2 securities are fair valued as a result of foreign market movements following the close of local trading. During the year ended December 31, 2014, transfers from Level 2 to Level 1 were $4,444,390 due to these market movements. There were no additional transfers between Levels. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur. During the year ended December 31, 2014, the Infrastructure Fund did not invest in any level 3 securities.
Global Real Estate Fund
The following table summarizes the Global Real Estate Fund's investments categorized in the disclosure hierarchy as of December 31, 2014:
Valuation Inputs	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ —	$ 29,246,604	$ —	$ 29,246,604
Austria	—	2,503,306	—	2,503,306
Brazil	3,235,600	—	—	3,235,600
France	—	16,469,630	—	16,469,630
Germany	—	19,132,090	—	19,132,090
Hong Kong	—	26,799,153	—	26,799,153
Japan	—	27,805,548	—	27,805,548
Netherlands	6,026,787	—	—	6,026,787
New Zealand	—	3,156,873	—	3,156,873
Singapore	—	13,005,578	—	13,005,578
United Kingdom	—	8,186,823	—	8,186,823
United States	166,119,999	—	—	166,119,999
Total	$ 175,382,386	$ 146,305,605	$ —	$ 321,687,991
For further information regarding security characteristics, see the Schedule of Investments.
Level 2 securities are fair valued as a result of foreign market movements following the close of local trading. During the year ended December 31, 2014, transfers from Level 2 to Level 1 were $9,262,387 and transfers from Level 1 to Level 2 were $6,472,802 due to these market movements. There were no additional transfers between Levels. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur. During the year ended December 31, 2014, the Global Real Estate Fund did not invest in any Level 3 securities.
58Brookfield Investment Management Inc.

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2014

U.S. Real Estate Fund
The following table summarizes the Real Assets Fund's investments categorized in the disclosure hierarchy as of December 31, 2014:
Valuation Inputs	Level 1	Level 2	Level 3	Total
Common Stocks:
Healthcare	$ 4,130,691	$ —	$ —	$ 4,130,691
Hotel	943,669	—	—	943,669
Industrial	690,021	—	—	690,021
Mixed	1,343,391	—	—	1,343,391
Office	5,946,025	—	—	5,946,025
Real Estate - Diversified	2,036,383	—	—	2,036,383
Regional Malls	5,426,127	—	—	5,426,127
Residential	3,749,501	—	—	3,749,501
Self Storage	642,220	—	—	642,220
Specialty	2,056,667	—	—	2,056,667
Strip Centers	2,028,858	—	—	2,028,858
Telecommunications	1,838,460	—	—	1,838,460
Triple Net Lease	646,722	—	—	646,722
Total	$ 31,478,735	$ —	$ —	$ 31,478,735
For further information regarding security characteristics, see the Schedule of Investments.
During the year ended December 31, 2014, there were no transfers between Levels. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur. During the year ended December 31, 2014, the U.S. Real Estate Fund did not invest in any Level 2 or Level 3 securities.
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BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2014

Real Assets Fund
The following table summarizes the Real Asset Fund's investments categorized in the disclosure hierarchy as of December 31, 2014:
Valuation Inputs	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ —	$ 821,448	$ —	$ 821,448
Bermuda	178,115	—	—	178,115
Brazil	50,320	—	—	50,320
Canada	1,639,465	—	—	1,639,465
China	—	198,309	—	198,309
France	—	521,581	—	521,581
Germany	—	407,869	—	407,869
Hong Kong	—	507,285	—	507,285
Ireland	49,221	—	—	49,221
Italy	—	289,759	—	289,759
Japan	—	554,743	—	554,743
Mexico	87,563	—	—	87,563
Netherlands	110,964	62,259	—	173,223
New Zealand	—	65,095	—	65,095
Norway	—	31,254	—	31,254
Portugal	—	43,601	—	43,601
Singapore	—	264,185	—	264,185
Spain	—	232,792	—	232,792
Switzerland	—	66,876	—	66,876
United Kingdom	74,442	788,308	—	862,750
United States	8,989,556	—	—	8,989,556
Total Common Stocks	11,179,646	4,855,364	—	16,035,010
Corporate Bonds:
Belgium	—	251,250	—	251,250
Bermuda	—	230,000	—	230,000
Greece	—	232,500	—	232,500
Luxembourg	—	250,625	—	250,625
Singapore	—	242,250	—	242,250
United States	—	4,747,562	—	4,747,562
Total Corporate Bonds	—	5,954,187	—	5,954,187
Preferred Stocks
United States	853,978	372,687	—	1,226,665
Total	$ 12,033,624	$ 11,182,238	$ —	$ 23,215,862
For further information regarding security characteristics, see the Schedule of Investments.
During the period ended December 31, 2014, there were no transfers between Levels. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur. During the period ended December 31, 2014, the Real Assets Fund did not invest in any Level 3 securities.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on
60Brookfield Investment Management Inc.

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Notes to Financial Statements (continued)
December 31, 2014

a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.
Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds isolate the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. The Funds do not isolate the portion of unrealized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held.
Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on a Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.
Taxes: Each Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. Each Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2014, each Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Funds have reviewed the taxable years open for examination (i.e. not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2014, open taxable periods consisted of the taxable years ended December 31, 2012 through December 31, 2014 for the Infrastructure Fund and Global Real Estate Fund, the period December 11, 2013 (commencement of operations) through December 31, 2014 for the U.S. Real Estate Fund and for the period November 19, 2014 (commencement of operations) through December 31, 2014 for the Real Assets Fund. No examination of the Funds’ tax returns is currently in progress.
Expenses: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative average net assets, evenly or a combination of both. Income and expenses of a Fund are allocated on a pro rata basis to each class of shares, except for distribution fees, which are unique to each class of shares.
Distributions: Each Fund declares and pays dividends quarterly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided after a payment is made from any source other than net investment income.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by each Fund for financial reporting purposes. These differences, which could be
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BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2014

temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
3.Investment Advisory Agreements and Related Party Transactions
The Adviser currently serves as the investment adviser to each Fund pursuant to separate investment advisory agreements (the “Advisory Agreements”) under which the Adviser is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.
Pursuant to operating expenses limitation agreements (the “Expense Limitation Agreements”), the Adviser has contractually agreed to waive all or a portion of its investment advisory or administration fees, as presented below, and/or to reimburse certain expenses of each Fund to the extent necessary to maintain each Fund’s total annual operating expenses (excluding any front-end or contingent deferred charges, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of a Fund’s business). The Expense Limitation Agreements will continue until at least May 1, 2015 (May 1, 2016 for the Real Assets Fund) and may not be terminated by the Funds or the Adviser before such time. Thereafter, the Expense Limitation Agreements may only be terminated or amended to increase the expense cap as of May 1st of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Pursuant to the Expense Limitation Agreements, the Adviser retains its right to receive reimbursement of any payments made by it, or to recoup any fees waived by it during the prior three years, provided that after giving effect to such repayment or recoupment, such adjusted total annual operating expenses (expressed as a percentage of average net assets) for each Fund would not exceed the percentage limitations listed below.
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BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2014

The Advisory Agreements provide that each Fund shall pay the Adviser a monthly fee at the annual rates stated below of each Fund’s average daily net assets:
	Annual Advisory Fee Rate	Annual Expense Cap from July 1, 2012	Annual Expense Cap through June 30, 2012
Infrastructure Fund
Class A	0.85%	1.35%	1.60%
Class C	0.85%	2.10%	2.35%
Class Y	0.85%	1.10%	1.35%
Class I	0.85%	1.10%	1.35%
Global Real Estate Fund
Class A	0.75%	1.20%	1.50%
Class C	0.75%	1.95%	2.25%
Class Y	0.75%	0.95%	1.25%
Class I	0.75%	0.95%	1.25%
U.S. Real Estate Fund
Class A	0.75%	1.20% [1]	N/A
Class C	0.75%	1.95% [1]	N/A
Class Y	0.75%	0.95% [1]	N/A
Class I	0.75%	0.95% [1]	N/A
Real Assets Fund
Class A	0.85%	1.35% [2]	N/A
Class C	0.85%	2.10% [2]	N/A
Class Y	0.85%	1.10% [2]	N/A
Class I	0.85%	1.10% [2]	N/A

1 Annual Expense Cap was effective December 11, 2013 (commencement of operations).
2 Annual Expense Cap was effective November 19, 2014 (commencement of operations).
The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped are listed in the table below:
Fund	December 31, 2015	December 31, 2016	December 31, 2017
Infrastructure Fund	$380,615	$435,670	$423,903
Global Real Estate Fund	336,765	369,168	399,082
U.S. Real Estate Fund	—	41,257	352,858
Real Assets Fund[1]	—	—	60,940

1 From the commencement of operations on November 19, 2014.
For the year ended December 31, 2014, the Adviser did not recoup any expenses.
Each Fund has entered into separate Administration Agreements with the Adviser. The Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC. The Adviser and the sub-administrator perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Funds and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Funds with administrative office facilities. For its services under the Administration Agreements, the Adviser receives from each Fund, respectively, an annual fee equal to 0.15% of its average daily net assets, payable monthly in arrears.
Certain officers and/or Trustees of the Trust are officers and/or directors of the Adviser.
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BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2014

4.Purchases and Sales of Investments
Purchases and sales of investments, excluding U.S. Government securities, for the year ended December 31, 2014 were as follows:
Fund	Purchases	Sales
Infrastructure Fund	$458,831,195	$370,752,036
Global Real Estate Fund	382,397,576	197,753,502
U.S. Real Estate Fund	25,043,881	24,789,652
Real Assets Fund[1]	25,631,687	1,714,776

1 From the commencement of operations on November 19, 2014.
During the year ended December 31, 2014, there were no transactions in U.S. Government securities in any Fund.
5.Shares of Beneficial Interest
The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of full and fractional shares of beneficial interest. With respect to each series, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, each series offers four classes of shares of beneficial interest — “Class A” Shares, “Class C” Shares, “Class Y” Shares, and “Class I” Shares.
The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.
	Infrastructure Fund
	2014		2013
Class A	Shares	Amount	Shares	Amount
Proceeds from shares sold	3,559,368	$ 52,700,999	6,941,185	$ 88,870,491
Reinvestment of dividends	252,767	3,682,851	122,407	1,610,457
Cost of shares redeemed	(6,072,852)	(93,265,504)	(985,809)	(12,871,007)
Redemption fees	—	13,307	—	20,738
Net Increase (Decrease) — Class A	(2,260,717)	$(36,868,347)	6,077,783	$ 77,630,679

	Infrastructure Fund
	2014		2013
Class C	Shares	Amount	Shares	Amount
Proceeds from shares sold	1,524,929	$23,010,630	1,069,393	$13,615,850
Reinvestment of dividends	69,875	995,294	12,080	159,183
Cost of shares redeemed	(315,984)	(4,677,798)	(38,467)	(504,709)
Redemption fees	—	1,907	—	596
Net Increase — Class C	1,278,820	$19,330,033	1,043,006	$13,270,920

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BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2014

	Infrastructure Fund
	2014		2013
Class Y	Shares	Amount	Shares	Amount
Proceeds from shares sold	12,347,763	$189,546,259	4,409,818	$ 56,807,091
Reinvestment of dividends	561,024	8,138,316	87,999	1,155,818
Cost of shares redeemed	(4,299,535)	(63,998,704)	(786,599)	(10,386,243)
Redemption fees	—	29,981	—	2,639
Net Increase — Class Y	8,609,252	$133,715,852	3,711,218	$ 47,579,305

	Infrastructure Fund
	2014		2013
Class I	Shares	Amount	Shares	Amount
Proceeds from shares sold	4,235,054	$ 65,210,224	9,690,755	$121,316,138
Reinvestment of dividends	626,558	9,110,281	319,389	4,173,791
Cost of shares redeemed	(5,975,622)	(91,882,910)	(3,876,351)	(47,900,645)
Redemption fees	—	340	—	4,199
Net Increase (Decrease) — Class I	(1,114,010)	$(17,562,065)	6,133,793	$ 77,593,483

	Global Real Estate Fund
	2014		2013
Class A	Shares	Amount	Shares	Amount
Proceeds from shares sold	505,857	$ 6,626,556	422,265	$5,238,830
Reinvestment of dividends	18,403	245,449	16,226	193,549
Cost of shares redeemed	(504,472)	(6,794,291)	(74,647)	(923,703)
Redemption fees	—	2,471	—	611
Net Increase — Class A	19,788	$ 80,185	363,844	$4,509,287

	Global Real Estate Fund
	2014		2013
Class C	Shares	Amount	Shares	Amount
Proceeds from shares sold	272,518	$3,583,822	64,192	$801,834
Reinvestment of dividends	7,897	105,369	2,928	34,794
Cost of shares redeemed	(34,720)	(451,696)	(2,244)	(29,583)
Net Increase — Class C	245,695	$3,237,495	64,876	$807,045

	Global Real Estate Fund
	2014		2013
Class Y	Shares	Amount	Shares	Amount
Proceeds from shares sold	5,161,077	$ 69,512,130	3,670,381	$45,001,209
Reinvestment of dividends	466,004	6,240,880	172,456	2,057,373
Cost of shares redeemed	(949,090)	(12,546,450)	(245,430)	(3,013,058)
Redemption fees	—	6,142	—	590
Net Increase — Class Y	4,677,991	$ 63,212,702	3,597,407	$44,046,114

2014 Annual Report65

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2014

	Global Real Estate Fund
	2014		2013
Class I	Shares	Amount	Shares	Amount
Proceeds from shares sold	14,385,453	$193,698,331	5,555,495	$ 69,688,972
Reinvestment of dividends	574,414	7,689,139	344,270	4,122,823
Cost of shares redeemed	(4,865,419)	(65,321,576)	(2,338,489)	(29,252,944)
Redemption fees	—	55,048	—	6,012
Net Increase — Class I	10,094,448	$136,120,942	3,561,276	$ 44,564,863

	U.S. Real Estate Fund
	2014		2013 [1]
Class A	Shares	Amount	Shares	Amount
Proceeds from shares sold	11,112	$134,450	100	$1,000
Reinvestment of dividends	981	11,670	1	5
Cost of shares redeemed	(1,754)	(21,645)	—	—
Net Increase — Class A	10,339	$124,475	101	$1,005

	U.S. Real Estate Fund
	2014		2013 [1]
Class C	Shares	Amount	Shares	Amount
Proceeds from shares sold	—	$ —	100	$1,000
Reinvestment of dividends	10	117	0 [3]	5
Cost of shares redeemed	—	—	—	—
Net Increase — Class C	10	$117	100	$1,005

	U.S. Real Estate Fund
	2014		2013 [1]
Class Y	Shares	Amount	Shares	Amount
Proceeds from shares sold	9,439	$113,914	100	$1,000
Reinvestment of dividends	903	10,757	1	5
Cost of shares redeemed	(382)	(4,555)	—	—
Net Increase — Class Y	9,960	$120,116	101	$1,005

	U.S. Real Estate Fund
	2014		2013 [1]
Class I	Shares	Amount	Shares	Amount
Proceeds from shares sold	—	$ —	2,500,100	$25,001,000
Reinvestment of dividends	271,184	3,212,295	13,471	136,870
Cost of shares redeemed	—	—	—	—
Net Increase — Class I	271,184	$3,212,295	2,513,571	$25,137,870

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BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2014

	Real Assets Fund
	2014 [2]
Class A	Shares	Amount
Proceeds from shares sold	100	$1,000
Reinvestment of dividends	0 [3]	2
Cost of shares redeemed	—	—
Net Increase — Class A	100	$1,002

	Real Assets Fund
	2014 [2]
Class C	Shares	Amount
Proceeds from shares sold	100	$1,000
Reinvestment of dividends	0 [3]	2
Cost of shares redeemed	—	—
Net Increase — Class C	100	$1,002

	Real Assets Fund
	2014 [2]
Class Y	Shares	Amount
Proceeds from shares sold	100	$1,000
Reinvestment of dividends	0 [3]	3
Cost of shares redeemed	—	—
Net Increase — Class Y	100	$1,003

	Real Assets Fund
	2014 [2]
Class I	Shares	Amount
Proceeds from shares sold	2,500,100	$25,001,000
Reinvestment of dividends	6,294	61,494
Cost of shares redeemed	—	—
Net Increase — Class I	2,506,394	$25,062,494

1 Commencement of operations was December 11, 2013.
2 Commencement of operations was November 19, 2014.
3 Rounds to less than 1 share.
6.Credit Facility
Effective September 11, 2014, U.S. Bank, N.A. (the “Bank”) has made available to the Trust excluding the Real Assets Fund, a credit facility, pursuant to a separate Loan and Security Agreement, for temporary or extraordinary purposes. The maximum line of credit as of December 31, 2014 for the Trust is $75,000,000. For the year ended December 31, 2014, the average interest rate on the outstanding principal amount was 3.00%. Advances are not collateralized by a first lien against a Fund’s assets.
During the year ended December 31, 2014, the Infrastructure Fund utilized the credit facility on two days and had an outstanding average daily loan balance of $2,213,000, the maximum amount outstanding during the year was
2014 Annual Report67

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2014

$2,917,000 and the interest expense amounted to $369. The Global Real Estate Fund and U.S. Real Estate Fund did not utilize the line of credit during the year. At December 31, 2014, the Infrastructure Fund, Global Real Estate Fund and U.S. Real Estate Fund had a loan payable of $2,917,000, $0 and $0, respectively.
7.Federal Income Tax Information
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The tax character of distributions paid for the year ended December 31, 2014 were as follows:
	Infrastructure Fund	Global Real Estate Fund	U.S. Real Estate Fund	Real Assets Fund[1]
Ordinary income (including short-term capital gains)	$19,713,037	$15,758,584	$3,113,163	$72,352
Long-term capital gains	5,740,453	2,587,203	121,675	—
Total distributions	$25,453,490	$18,345,787	$3,234,838	$72,352

1 From the commencement of operations on November 19, 2014.
The tax character of distributions paid for the year ended December 31, 2013 were as follows:
	Infrastructure Fund	Global Real Estate Fund	U.S. Real Estate Fund
Ordinary income (including any short-term capital gains)	$7,453,056	$5,730,008	$136,885*
Long-term capital gains	311,468	894,227	—
Total distributions	$7,764,524	$6,624,235	$ 136,885

* A portion of this amount (22,859) relates to a return of capital.
A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of each Funds’ distributions for each calendar year is reported on IRS Form 1099-DIV.
At December 31, 2014, each Fund's most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:
	Infrastructure Fund	Global Real Estate Fund	U.S. Real Estate Fund	Real Assets Fund[1]
Post-October Loss	$(5,312,787)	$ (118,672)	$ —	$ (5,709)
Undistributed net investment income	—	1,527,403	398,900	—
Undistributed Long-term capital gains	—	—	313,189	—
Other accumulated losses	(1,226,313)	(16,051)	—	(84,346)
Book basis unrealized appreciation	50,160,563	10,040,960	3,726,272	(620,028)
Plus: Cumulative timing difference	—	—	—	—
Tax basis unrealized appreciation on investments	50,160,563	10,040,960	3,726,272	(620,028)
Total tax basis net accumulated gains (losses)	$ 43,621,463	$11,433,640	$4,438,361	$(710,083)

1 From the commencement of operations on November 19, 2014.
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BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2014

As of December 31, 2014, the Real Assets Fund's capital loss carryforward was $84,497 which will not expire. As of December 31, 2014, the Infrastructure Fund, Global Real Estate Fund and U.S. Real Estate Fund had no capital loss carryforwards.
Federal Income Tax Basis: The Federal income tax basis of each Fund's investments, not including foreign currency translation, at December 31, 2014 was as follows:
Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Infrastructure Fund	$429,522,217	$67,683,657	$(17,523,094)	$50,160,563
Global Real Estate Fund	311,647,031	19,266,637	(9,225,677)	10,040,960
U.S. Real Estate Fund	27,752,463	4,126,162	(399,890)	3,726,272
Real Assets Fund	23,835,890	325,804	(945,832)	(620,028)
Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales, partnership income/expense and return of capital. Permanent book and tax differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share.
At December 31, 2014, the Funds' most recently completed tax year-end, each Fund's components of net assets were increased or (decreased) by the amounts shown in the table below:
	Paid-in capital	Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain
Infrastructure Fund	$7,747,274	$ (402,832)	$(7,344,442)
Global Real Estate Fund	442,181	1,775,423	(2,217,604)
U.S. Real Estate Fund	5,205	13,287	(18,492)
Real Assets Fund	(7,424)	(12,297)	19,721
8.Indemnification
Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide for indemnification. The Funds’ maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Funds. Thus an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be unlikely.
9.New Accounting Pronouncements
In June 2014, the FASB issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The effective date of this ASU is for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management has determined that this guidance will not have an impact on the Funds’ financial statements disclosure.
2014 Annual Report69

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (concluded)
December 31, 2014

10.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of their financial effect, or a statement that such an estimate cannot be made.
Management has evaluated subsequent events in the preparation of the Funds' financial statements and has determined that herein, there are no events that require recognition or disclosure in the financial statements.
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BROOKFIELD INVESTMENT FUNDS
Report of Independent Registered Public Accounting Firm
December 31, 2014

To the Board of Trustees of Brookfield Investment Funds and Shareholders of:
Brookfield Global Listed Infrastructure Fund
Brookfield Global Listed Real Estate Fund
Brookfield U.S. Listed Real Estate Fund
Brookfield Real Assets Securities Fund
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Brookfield Global Listed Infrastructure Fund, Brookfield Global Listed Real Estate Fund, Brookfield U.S. Listed Real Estate Fund, and Brookfield Real Assets Securities Fund (collectively, the “Funds”), each a series comprising the Brookfield Investment Funds as of December 31, 2014, and the related statements of operations for the year then ended (as to Brookfield Real Assets Securities Fund, for the period November 19, 2014 (commencement of operations) through December 31, 2014), the statements of changes in net assets for each of the two years in the period then ended (as to Brookfield Real Assets Securities Fund, for the period November 19, 2014 (commencement of operations) through December 31, 2014), and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brookfield Global Listed Infrastructure Fund, Brookfield Global Listed Real Estate Fund, Brookfield U.S. Listed Real Estate Fund, and Brookfield Real Assets Securities Fund, each a series comprising the Brookfield Investment Funds as of December 31, 2014, and the results of their operations for the period then ended, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
February 26, 2015
2014 Annual Report71

BROOKFIELD INVESTMENT FUNDS
Tax Information (Unaudited)
December 31, 2014

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION
For the fiscal year ended December 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:
Infrastructure Fund	57.90%
Global Real Estate Fund	26.24%
U.S. Real Estate Fund	17.25%
Real Assets Fund	59.76%
For corporate shareholders, the percentage of ordinary distributions qualifying for the corporate dividends received deductions for the year ended December 31, 2014, was as follows:
Infrastructure Fund	52.00%
Global Real Estate Fund	23.20%
U.S. Real Estate Fund	15.30%
Real Assets Fund	65.60%
The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under the Internal Revenue Section 871(k)(2)(C) for each Fund was as follows:
Infrastructure Fund	85.39%
Global Real Estate Fund	41.70%
U.S. Real Estate Fund	68.41%
Real Assets Fund	0.00%
72Brookfield Investment Management Inc.

BROOKFIELD INVESTMENT FUNDS
Information Concerning Trustees and Officers (Unaudited)

The following tables provide information concerning the trustees and officers of the Funds.
Trustees of the Fund
Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex
Independent Trustees
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Trustee, Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Served Since 2011	Director/Trustee of several investment companies advised by the Adviser (2011-Present); Certified Public Accountant and Retired Partner of Crowe Horwath LLP (formerly Hays & Company LLP before merger in 2009) (1980-2013); Director of ISI Funds (2007-Present); Trustee of the Daily Income Fund (2006-Present); Director of the California Daily Tax Free Income Fund, Inc. (2006-Present); Trustee of the Stralem Funds (2014-Present).	8
Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946	Trustee, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2011	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SP Fiber Technologies, Inc. (2012-Present); Director of Chambers Street Properties (2012-Present); Director of Crystal River Capital, Inc. (2005-2010); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	8
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2013	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of New America High Income Fund (2013-Present); Director of United Guaranty Corporation (2011-Present); Director of Brandywine Funds (2003-2013); Director of New Castle Investment Corp. (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present); Director of New Senior Investment Group, Inc. (2014-Present).	8
2014 Annual Report73

BROOKFIELD INVESTMENT FUNDS
Information Concerning Trustees and Officers (Unaudited) (continued)

Trustees of the Fund  (continued)
Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex
Interested Trustees
Jonathan C. Tyras c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1968	Trustee Served Since 2014	Managing Director and Chief Financial Officer of the Adviser (2010-Present); General Counsel and Secretary of the Adviser (2006-Present); Director/Trustee of several investment companies advised by the Adviser (2014-Present); Secretary of several investment companies advised by the Adviser (2006-2014); Vice President of Brookfield Investment Funds (2011-2014); Vice President and General Counsel (2006-2010) and Secretary (2007-2010) of Crystal River Capital, Inc.; Chief Financial Officer of Brookfield Investment Management (UK) Limited (2011-Present); Director of Brookfield Investment Management (UK) Limited (2013-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (2011-Present); Chief Executive Officer of Brookfield Investment Management (US) LLC (2011-Present); Managing Director of AMP Capital Brookfield Pty Limited (2011-2012).	8
Heather S. Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Trustee Served Since 2013	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Global Head of Marketing and Business Development of the Adviser (2011-2013); Managing Partner of Brookfield Financial (2009-2011); Head of Investor Relations of Starwood Capital Group Global (2007-2009); Director and immediate past Board Chair of University Settlement House (2003-2013); Member of the Honorary Board of University Settlement House (2014-Present).	8
74Brookfield Investment Management Inc.

BROOKFIELD INVESTMENT FUNDS
Information Concerning Trustees and Officers (Unaudited) (continued)

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Since 2014	Managing Director (2014-Present) and Assistant General Counsel (2010-Present) of the Adviser; Director of the Adviser (2010-2014); Secretary of Brookfield Investment Funds (2011-2014); Associate at Paul Hastings LLP (2002-2010).
Angela W. Ghantous* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Treasurer	Since 2012	Treasurer of several investment companies advised by the Adviser (2012-Present); Director of the Adviser (2012-Present); Vice President of the Adviser (2009-2012); Controller of Brookfield Redding LLC (2006-2009).
Alexis I. Rieger* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1980	Secretary	Since 2014	Vice President and Associate General Counsel of the Adviser (2011-Present); Associate at Kleinberg, Kaplan, Wolff & Cohen P.C. (2009-2011); Associate at Alston & Bird LLP (2007-2009).
Seth Gelman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Chief Compliance Officer (“CCO”)	Since 2011	CCO of several investment companies advised by the Adviser (2009-Present); CCO of the Adviser (2009-Present); Vice President of Oppenheimer Funds, Inc. (2004-2009).

* Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Adviser of the Fund.
The Fund’s Statement of Additional Information includes additional information about the trustees, and is available, without charge, upon request by calling 1-855-777-8001.
2014 Annual Report75

BROOKFIELD INVESTMENT FUNDS
Board Considerations Relating to the Investment Advisory Agreement (Unaudited)
December 31, 2014

At an in-person meeting held on August 27, 2014, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), initially approved the Trust’s advisory agreement (the “Advisory Agreement”) with Brookfield Investment Management Inc. (the “Adviser”) for the Real Assets Securities Fund, a new series of the Trust (the “Fund”).
In considering the Advisory Agreement, the Board reviewed information provided by the Adviser relating to the Fund and the Adviser, and other information regarding the nature, extent and quality of services to be provided by the Adviser under the Advisory Agreement, as more fully discussed below.
In considering whether to approve the Advisory Agreement for the Brookfield Real Assets Securities Fund. the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser; (2) the Adviser's personnel and operations; (3) the level and method of computing the Fund's proposed advisory fees; (4) any "fall-out" benefits to the Adviser and its affiliates (i.e., ancillary benefits realized by the Adviser or its affiliates from the Adviser's relationship with the Trust); and (5) the anticipated effect of growth in size on the Fund's performance and expenses..
NATURE, EXTENT AND QUALITY OF SERVICES. In considering the nature, extent and quality of the services to be provided by the Adviser to the Fund, the Board took into account the extensive responsibilities that the Adviser would have as investment adviser to the Fund, including the provision of investment advisory services to the Fund, compliance with the Fund's policies and objective, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Fund. The Board also considered the Adviser's risk management processes and the Adviser's role in coordinating the activities of the Fund's other service providers. The Board considered the Adviser's current level of staffing and its overall resources. The Board reviewed the Adviser's history and investment experience, as well as information regarding the Adviser's investment personnel who would be providing services to the Fund. The Board also evaluated the expertise and performance of the personnel who would be overseeing the compliance with the Fund's investment restrictions, tax and other requirements. The Board further took into account its knowledge of the Adviser's management and the quality of services the Adviser provided to other funds of the Trust, through Board meetings, discussions and reports during the preceding year.
The Board also recognized the Adviser's reputation and experience in serving as an investment adviser to the Trust. The Board considered the Adviser's investment process and philosophy. The Board took into account that the Adviser's responsibilities would include the development and maintenance of an investment program for the Fund which would be consistent with the Fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services.
Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services to be provided by the Adviser were satisfactory and that there was a reasonable basis on which to conclude that it would provide a high quality of investment services to the Fund.
PERFORMANCE. While the Fund had not yet commenced operations, the Board did consider the Fund's investment policies and strategy. In addition, the Board considered the performance of other funds managed by the Fund's portfolio managers.
FEES AND EXPNENSES. The Board considered the proposed management fee payable under the Advisory Agreement, and took into account that the proposed fee was consistent with the management fee charged by the Adviser to the other comparable series of the Trust and were in line with relevant peers. The Board noted that the Fund's proposed management fee included both advisory and administrative fees.
The Board also considered that the Adviser had agreed to enter into an expense limitation agreement with the
76Brookfield Investment Management Inc.

BROOKFIELD INVESTMENT FUNDS
Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)
December 31, 2014

Fund, pursuant to which the Adviser would agree to waive a portion of its management fee and/or reimburse certain expenses as a means of limiting the Fund's total annual operating expenses. The Board concluded that the contract rate advisory fee and total fund expenses for the Fund were reasonable.
PROFITABILITY. As the Fund had not commenced operation, the Board did not consider the anticipated profitability of the Adviser with respect to the Fund. However, the Board specifically noted that the Adviser agreed to enter into a contractual expense waiver for the Fund, in order to limit the Fund's net operating expenses.
ECONOMIES OF SCALE. The Board also considered the probable effect of the Fund's growth in size on its performance and fees. The Board also noted that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. The Board noted the Fund's expense limitation agreement with the Adviser served to limit the Fund's expenses until the Fund had the opportunity to grow its assets. The Board concluded that the proposed advisory fee structure for the Fund was reasonable at this time.
OTHER FACTORS. As part of its evaluation of the Adviser's compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits that may accrue to the Adviser and its affiliates by virtue of the Adviser's relationship to the Fund were fair and reasonable in light of the anticipated costs of providing investment advisory services to the Fund and the ongoing commitment of the Adviser to the Fund.
CONCLUSION. In considering the initial approval of the Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement was in the best interests of the Fund. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent legal counsel, approved the Advisory Agreement with respect to the Fund.
2014 Annual Report77

BROOKFIELD INVESTMENT FUNDS
Joint Notice of Privacy Policy (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
78Brookfield Investment Management Inc.

Corporate Information

Investment Adviser and Administrator
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfieldim.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Transfer Agent
Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Funds’ transfer agent:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-244-4859
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
1700 Market Street
Philadelphia, Pennsylvania 19103
Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022
Custodian
U.S. Bank National Association
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212
Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q will be available on the SEC's website at www.sec.gov. In addition, the Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Funds' proxy voting policies and procedures, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.

Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfieldim.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield Investment Funds, Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that three members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Edward A. Kuczmarski, Stuart A. McFarland and Louis P. Salvatore. Messrs. Kuczmarski, McFarland and Salvatore are each independent.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, Deloitte &Touche LLP (“Deloitte”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to shareholders (“Audit Fees”) were $148,000 and $107,000 for the fiscal years ended December 31, 2014 and December 31, 2013, respectively.

(b) Audit-Related Fees

There were no fees billed by Deloitte to theFunds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by Deloitte for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c) Tax Fees

For the fiscal years ended December 31, 2014 and December 31, 2013, Deloitte billed the Registrant aggregate fees of $24,000 and $13,000, respectively. Each bill is for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

For the Funds’ two most recent fiscal years, Tax Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2014 and $0 for fiscal 2013, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in Deloitte’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

There were no other fees billed by Deloitte to the Funds for all other non-audit services (“Other Fees”) for the fiscal years ended December 31, 2014 and December 31, 2013. During the same period, there were no Other Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1) According to policies adopted by the Audit Committee, services provided by Deloitte to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that Deloitte may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by Deloitte to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by Deloitte in 2014 and 2013 for non-audit services rendered to the Funds and Fund Service Providers were $274,000 and $168,000, respectively. For the fiscal year ended December 31, 2014, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $250,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended December 31, 2013, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $155,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)       The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)       As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)   None.

     (2)   A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

     (3)   Not Applicable.

(b)       A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD INVESTMENT FUNDS

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:	March 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:	March 5, 2015

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date:	March 5, 2015